UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04023

Exact name of registrant as specified in charter:	Dryden Municipal Series Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2006

Date of reporting period:	8/31/2006

Item 1 – Reports to Stockholders

Dryden Municipal Series Fund/

Florida Series

AUGUST 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from federal income taxes consistent with the preservation of capital and invest in securities that will enable its shares to be exempt from the Florida intangibles tax

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 16, 2006

Dear Shareholder:

We hope you find the annual report for the Florida Series informative and useful.

As part of our continuing effort to improve, JennisonDryden has conducted a review of our fund family. One result of this initiative was the recommendation that the Dryden National Municipals Fund acquire the assets of your fund. This merger was approved by shareholders on October 13, 2006, and it is expected to be completed by the end of this year.

We have created a family of funds that you and your professional financial advisor can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk. We appreciate your confidence in JennisonDryden Mutual Funds, and will continue to work to earn it.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/Florida Series

Dryden Municipal Series Fund/Florida Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/Florida Series (the Series) is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. There can be no assurance that the Series will achieve its investment objective. The Florida intangibles tax was repealed in July 2006. Such repeal is scheduled to become effective on January 1, 2007.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	1.96%	19.64%	62.65%	—
Class B	1.70	18.16	58.09	—
Class C	1.45	16.71	54.21	—
Class Z	2.21	21.25	N/A	59.76% (12/6/96)
Lehman Brothers Municipal Bond Index[2]	3.03	27.34	78.72	**
Lipper Florida (FL) Muni Debt Funds Avg.[3]	2.86	22.20	63.30	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	-0.86%	3.06%	4.45%	—
Class B	-1.95	3.48	4.58	—
Class C	1.77	3.39	4.32	—
Class Z	3.43	4.17	N/A	4.94% (12/6/96)
Lehman Brothers Municipal Bond Index[2]	4.45	5.17	5.90	**
Lipper Florida (FL) Muni Debt Funds Avg.[3]	4.12	4.32	4.93	***

Distributions and Yields as of 8/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.42	2.13%	3.18%	3.28%
Class B	$0.39	1.98	2.96	3.05
Class C	$0.37	1.73	2.58	2.66
Class Z	$0.44	2.47	3.69	3.80

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

3The Lipper FL Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper FL Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Florida.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/06 is 71.15% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total return as of 9/30/06 is 5.69% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/06 is 56.65% for Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/06 is 4.72% for Class Z.

Dryden Municipal Series Fund/Florida Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/06
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A., 7/01/2017, 5.25%	6.5%
Palm Beach Cnty., Sch. Brd., C.O.P. Ser. A., F.G.I.C., 8/01/2024, 5.00%	4.6
Miami Homeland Defense/Neighborhood, G.O., M.B.I.A., 1/01/2020, 5.50%	4.4
Osceola Cnty., Infrastructure Sales Surtax, Rev., A.M.B.A.C., 10/01/2017, 5.375%	4.4
Orlando Util. Cmnty., Wtr. & Elec. Rev., Ser. C, 10/01/2021, 5.25%	4.4

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/06
Aaa	66.5%
Aa	13.0
A	12.2
Baa	1.1
Not Rated	7.3
Total Investments	100.1
Liabilities in excess of other assets	-0.1
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Advisor’s Report

Prudential Investment Management, Inc.

Municipal bond market prevailed in a challenging environment

Even though the Federal Reserve (the Fed) continued to increase short-term interest rates, the municipal bond market still provided a positive return and outperformed the U.S. Treasury market. For the 12-month reporting period ended August 31, 2006, tax-exempt bonds returned 3.03% versus 0.79% for Treasurys, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index, respectively. A favorable supply/demand balance helped support the municipal bond market. Investor demand remained strong, but the amount of new tax-exempt bonds declined as rising rates prevented some states, local governments, and authorities from issuing new bonds whose proceeds would be used to refund outstanding bonds.

The Series continued to spread risk by maintaining a diverse portfolio of bonds drawn primarily from many sectors of the Florida debt securities market. It also continued to have a greater exposure than the Index to municipal bonds in the 10-year maturity category, which is largely why the Series underperformed the Index for the reporting period. The Series also trailed its Lipper Florida Municipal Debt Funds Average.

Will overzealous Fed tighten monetary policy too much?

Before the reporting period began, the Fed had already raised its short-term rate target 10 times in its latest campaign to rein in U.S. economic growth and check inflationary pressures. The continued tightening of monetary policy caused speculation in the financial markets that it might unintentionally choke off the economic expansion. The target for the federal funds rate on overnight loans between banks was increased another seven times in quarter-percentage-point increments, lifting it from 3.50% to 5.25%. When Fed policymakers met in early August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had moderated, as evidenced by the softer housing market, some inflation risks remained in the economy. As it turned out, signs that inflationary pressures had begun to ease amid slower growth helped fuel a rally in the municipal bond market late in the reporting period.

At the state level, conservative management and close monitoring of the collection of tax revenues have helped Florida keep its finances in balance. At the same time, Florida’s growing infrastructure needs and mandated educational spending could prove problematic in the future. Yet we believe its tendency toward conservative management will help it address these matters successfully. The state’s general obligation bonds are rated Aa1 by Moody’s Investors Service and AAA by Standard & Poor’s Ratings Service.

Dryden Municipal Series Fund/Florida Series	5

Investment Advisor’s Report (continued)

Municipal bond yield curve continued to flatten

In the rising-interest-rate environment, municipal bond prices were often under pressure, as bond prices move in the opposite direction of interest rates. Short-term municipal bond yields ended the reporting period sharply higher as they closely track changes in the federal funds rate. Intermediate-term municipal bond yields rose moderately, while long-term municipal bond yields finished mostly unchanged to slightly lower. The behavior of yields caused a marked flattening in the slope of the municipal bond yield curve, which depicts yields on tax-exempt debt securities from the shortest to the longest maturities. The changes in yields also meant that once again long-term municipal bonds outperformed short- and intermediate-term municipal bonds.

Embedded gains in intermediate-term bonds still a consideration

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series maintained its overweight exposure to these bonds for two reasons:

■	Selling a large amount of them to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	Intermediate-term municipal bonds provided the Series with attractive interest income. Furthermore, in the flatter yield curve environment, there is not much difference between yields on intermediate- and long-term municipal bonds.

Increased exposure to healthcare sector aided the Series

Continued demand for municipal bonds with relatively attractive yields helped healthcare to be among the best performing sectors in the municipal bond market for the reporting period. The Series benefited from having a larger exposure to that sector than the Index. We added a few healthcare holdings to the Series’ portfolio such as Highlands County Florida Health Facilities Authority bonds for Adventist Health and Jacksonville Florida Economic Development Community Health Care Facility bonds for the Mayo Clinic. The Series also held Highlands County Florida Health Facilities Authority bonds for the Adventist Health System/Sunbelt Obligated Group that were prerefunded. That is, the issuer placed U.S. government securities in an escrow account whose interest and principal will be used to pay interest on the bonds and retire them prior to their stated maturity date. Because this improved the bonds’ credit quality and shortened their maturity, they gained in value, benefiting the Series.

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Florida intangible personal property tax repealed

Late in the reporting period, a key fiscal development occurred in Florida—the state’s intangible tax was revoked. The tax was levied on the fair market value of most financial assets held on the first day of each year such as stocks, mutual funds, and bonds, excluding Florida municipal bonds and U.S. Treasury securities. The repeal was signed into law by Governor Jeb Bush in July 2006 and will be effective January 1, 2007.

Dryden Municipal Series Fund/Florida Series	7

Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2006, at the beginning of the period, and held through the six-month period ended August 31, 2006.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ Florida Series		Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,012.60	1.47%	$7.46
	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class B	Actual	$1,000.00	$1,011.30	1.72%	$8.72
	Hypothetical	$1,000.00	$1,016.53	1.72%	$8.74

Class C	Actual	$1,000.00	$1,010.10	1.97%	$9.98
	Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01

Class Z	Actual	$1,000.00	$1,013.80	1.22%	$6.19
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2006, and divided by the 365 days in the Series’ fiscal year ended August 31, 2006 (to reflect the six-month period).

Dryden Municipal Series Fund/Florida Series	9

Schedule of Investments

as of August 31, 2006

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
Alvin, Tx. Indpt. Sch. Dist., G.O., Schoolhouse, Ser. A, P.S.F.G.	Aaa	5.00%	2/15/22	$1,010	$1,059,924
Arbor Greene Cmnty. Dev. Dist., Assmt. Rev.	AAA(c)	6.30	5/01/19	260	266,209
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	455	468,263
Brevard Cnty. Hlth. Facs. Auth. Hlth. Care Rev., Health First, Inc. Proj.	A2	5.00	4/01/34	500	510,980
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami Proj., Ser. A, E.T.M., M.B.I.A.(b)(d)	Aaa	6.75	5/01/08	185	190,964
Florida St. Brd. Ed. Cap. Outlay, Pub. Ed., Ser. C, G.O., F.G.I.C.	Aaa	5.50	6/01/16	1,000	1,085,270
Lottery Rev., Ser. A, F.G.I.C.	Aaa	5.75	7/01/19	1,500	1,620,225
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	Aaa	5.25	7/01/17	2,950	3,157,621
Florida St., Rfdg. Dept. of Trans., Right of Way, Ser. A, G.O.	Aa1	5.00	7/01/23	1,500	1,602,000
Fort Myers Util. Rev. Ref. Sys., M.B.I.A.	Aaa	5.00	10/01/31	500	528,375
Gainesville Utility Sys. Rev. Ser. A, F.S.A.	Aaa	5.00	10/01/23	1,000	1,063,750
Golden St. Tobacco Secur. Corp., Tobacco Settlement Rev., Asset Bkd., Ser. A, C.A.B.S., A.M.B.A.C.	Aaa	Zero	6/01/23	500	426,845
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt., Ser. B	NR	6.25	5/01/09	360	362,884
Halifax Hosp. Med. Ctr. Hosp. Rev., Ser. A	BBB+(c)	5.25	6/01/26	500	524,465
Highlands Cmnty. Dev. Distr. Rev. Spec. Assmt.	NR	5.55	5/01/36	500	508,555
Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A (Prerefunded Date 11/15/11)(b)	A2	6.00	11/15/31	1,000	1,115,440

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	11

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Adventist Hlth., Ser. B	A2	5.00%	11/15/25	$615	$635,584
Adventist Hlth., Ser. I	A2	5.00	11/15/29	500	514,765
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A.	Aaa	5.50	10/01/15	1,000	1,087,070
Jacksonville Econ. Dev. Commn. Hlth. Care Facs. Rev., Mayo Clinic	Aa2	5.00	11/15/36	1,000	1,038,900
Jacksonville Elec. Auth. Rev. St. John’s Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	Zero	10/01/10	1,000	856,830
Jacksonville Sales Tax Rev., A.M.B.A.C.	Aaa	5.50	10/01/18	1,000	1,078,120
Jacksonville Swr. & Solid Wste. Disp. Facs. Rev., Anheuser Busch Proj., A.M.T.	A1	5.875	2/01/36	1,000	1,017,610
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aaa	6.35	8/01/25	1,500	1,518,090
Miami Dade Cnty. Sch. Brd. Rev., Ser. A, F.S.A. (Prerefunded Date 10/01/09)(b)	Aaa	6.00	10/01/17	1,000	1,069,720
Miami Homeland Defense/Neighborhood, G.O., M.B.I.A.	Aaa	5.50	1/01/20	2,000	2,160,620
Northern Palm Beach Cnty. Impt. Dist., Rev. Rfdg. Wtr. Ctrl. Impvt. Unit Dev., Ser. 9-B, M.B.I.A.	Aaa	5.00	8/01/22	1,230	1,319,876
Orlando Util. Cmnty., Wtr. & Elec. Rev., Ser. C	Aa1	5.25	10/01/21	2,000	2,138,200
Osceola Cnty., Infrastructure Sales Surtax, Rev., A.M.B.A.C.	Aaa	5.375	10/01/17	1,995	2,158,530
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, A.M.T., M.B.I.A.	Aaa	5.00	10/01/34	1,250	1,297,400
Pub. Impvt. Rev., Conv. Ctr. Proj., F.G.I.C.	Aaa	5.50	11/01/11	1,055	1,146,975
Sch. Brd., C.O.P., Ser. A, F.G.I.C.	Aaa	5.00	8/01/24	2,150	2,257,371
Sch. Brd., C.O.P., Ser. A, F.G.I.C.	Aaa	5.00	8/01/29	1,500	1,563,630
Sch. Brd., C.O.P., Ser. A, F.S.A.	Aaa	5.00	8/01/31	1,000	1,051,870

See Notes to Financial Statements.

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Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40%	5/01/36	$350	$352,069
Pembroke Pines Pub. Impvt. Rev., A.M.B.A.C.	Aaa	5.50	10/01/16	1,360	1,482,087
Polk Cnty. Sch. Dist. Sales Tax Rev., Sch. Impvt., F.S.A.	Aaa	5.25	10/01/17	1,000	1,092,070
Sch. Impvt., F.S.A.	Aaa	5.25	10/01/18	1,000	1,088,460
Puerto Rico Comwlth., G.O., R.I.T.E.S., Ser. 642B, M.B.I.A.(h)	NR	7.323(f)	7/01/12	1,500	1,833,150
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Rev., Ser. E (Prerefunded Date 2/01/10)(b)	Aaa	5.70	8/01/25	500	533,620
South Broward Hosp. Dist. Rev. Ref-Hosp., M.B.I.A.	Aaa	5.00	5/01/35	1,000	1,047,330
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. F, Class II, A.M.T.	Aa2	6.125	1/01/27	665	693,103
West Palm Beach Cmnty. Redev. Tax Allocation	A(c)	5.00	3/01/35	1,000	1,020,470

Total long-term investments (cost $45,811,078)					47,545,290

SHORT-TERM INVESTMENTS 2.3%
Alachua Cnty. Health Facs. Auth. Rev., Ser. A, F.R.D.D.(e)	VMIGI	3.57	9/01/06	500	500,000
Municipal Secs. Trust Ctfs., 144A, G.O., F.R.D.D.(e)(g)	A-1(c)	3.60	9/01/06	400	400,000
Plaquemines Parish, LA, Environ. Rev., F.R.D.D.(e)	P-1	3.65	9/01/06	200	200,000

Total short-term investments (cost $1,100,000)					1,100,000

Total Investments 100.1% (cost $46,911,078; Note 5)					48,645,290
Liabilities in excess of other assets(i) (0.1%)					(69,334)

Net Assets 100.0%					$48,575,956

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	13

Portfolio of Investments

as of August 31, 2006 Cont’d.

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (daily) Demand Note.

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Association.

P.S.F.G.—Permanent School Fund Guaranteed.

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s Ratings.

(b)	Escrowed to maturity and prerefunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(c)	Standard & Poor’s Rating.
(d)	Partial principal amount pledged as collateral for financial futures contracts.
(e)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(f)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(g)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(h)	Indicates a security that has been deemed illiquid.
(i)	Liabilities in excess of other assets include net unrealized depreciation on open financial futures contracts as follows:

Open futures contracts at August 31, 2006:

Number of Contracts	Type	Expiration Date	Value at August 31, 2006	Value at Trade Date	Unrealized Depreciation
	Short Positions:
8	U.S. Treasury 5 Yr. Notes	Dec. 2006	$840,875	$839,610	$(1,265)
15	U.S. Treasury 10 Yr. Notes	Dec. 2006	1,610,625	1,606,496	(4,129)
4	U.S. Treasury 30 Yr. Notes	Dec. 2006	444,250	441,429	(2,821)

					$(8,215)

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2006 were as follows:

Special Tax/Assessment District	29.5%
General Obligation	15.9
Lease-Backed Certificate of Participation	13.3
Healthcare	11.5
Power	8.4
Other	5.7
Transportation	4.9
Water & Sewer	4.2
Short-Term Investments	2.3
Corporate-Backed IDB & PCR	2.1
Housing	1.4
Tobacco Appropriated	0.9

Total Investments	100.1
Liabilities in excess of other assets	(0.1)

Total	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	15

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Investments, at value (cost $46,911,078)	$48,645,290
Cash	23,308
Interest receivable	621,119
Prepaid expenses and other assets	182

Total assets	49,289,899

Liabilities
Payable for Series shares reacquired	437,636
Accrued expenses	209,973
Management fee payable	20,829
Dividends payable	14,495
Distribution fee payable	12,367
Deferred trustees’ fees	7,401
Due to broker—variation margin	6,794
Transfer agent fee payable	4,448

Total liabilities	713,943

Net Assets	$48,575,956

Net assets were comprised of:
Shares of beneficial interest, at par	$48,233
Paid-in capital in excess of par	46,607,239

46,655,472
Undistributed net investment income	52,429
Accumulated net realized gain on investments	142,058
Net unrealized appreciation on investments	1,725,997

Net assets, August 31, 2006	$48,575,956

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($41,207,317 ÷ 4,091,621 shares of beneficial interest issued and outstanding)	$10.07
Maximum sales charge (4% of offering price)	0.42

Maximum offering price to public	$10.49

Class B
Net asset value, offering price and redemption price per share ($4,022,872 ÷ 399,434 shares of beneficial interest issued and outstanding)	$10.07

Class C
Net asset value, offering price and redemption price per share ($2,809,945 ÷ 279,010 shares of beneficial interest issued and outstanding)	$10.07

Class Z
Net asset value, offering price and redemption price per share ($535,822 ÷ 53,195 shares of beneficial interest issued and outstanding)	$10.07

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	17

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$2,551,511

Expenses
Management fee	270,615
Distribution fee—Class A	111,196
Distribution fee—Class B	28,230
Distribution fee—Class C	24,546
Reports to shareholders	83,000
Custodian’s fees and expenses	67,000
Legal fees and expenses	63,000
Registration fees	48,000
Audit fee	27,000
Transfer agent’s fees and expenses (including affiliated expense of $14,000) (Note 3)	17,000
Trustees’ fees	13,000
Miscellaneous	12,880

Total expenses	765,467
Less: Custodian fee credit (Note 1)	(1,510)

Net expenses	763,957

Net investment income	1,787,554

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	249,056
Financial futures transactions	131,991

381,047

Net change in unrealized appreciation (depreciation) on:
Investments	(1,331,583)
Financial futures contracts	76,480

(1,255,103)

Net loss on investments	(874,056)

Net Increase In Net Assets Resulting From Operations	$913,498

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,787,554	$2,227,847
Net realized gain on investment transactions	381,047	79,118
Net change in unrealized appreciation (depreciation) on investments	(1,255,103)	(8,365)

Net increase in net assets resulting from operations	913,498	2,298,600

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(1,488,429)	(1,808,381)
Class B	(175,081)	(333,427)
Class C	(93,276)	(137,043)
Class Z	(26,205)	(39,306)

	(1,782,991)	(2,318,157)

Distributions from net realized gains
Class A	(342,761)	(799,980)
Class B	(52,474)	(172,852)
Class C	(25,455)	(75,525)
Class Z	(6,046)	(17,105)

	(426,736)	(1,065,462)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,325,714	3,401,766
Net asset value of shares issued in reinvestment of dividends and distributions	1,143,104	1,581,782
Cost of shares reacquired	(13,375,776)	(14,640,480)

Net decrease in net assets from Series share transactions	(10,906,958)	(9,656,932)

Total decrease	(12,203,187)	(10,741,951)

Net Assets
Beginning of year	60,779,143	71,521,094

End of year(a)	$48,575,956	$60,779,143

(a) Includes undistributed net investment income of:	$52,429	$52,429

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of four series. These financial statements relate only to Florida Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on

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such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates.

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Restricted Securities: The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

Dryden Municipal Series Fund/Florida Series	21

Notes to Financial Statements

Cont’d

The Series invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond.

Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

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The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options, financial future contracts and swap contracts involve elements of both market and certain risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as reduction of gross expenses in the accompanying Statement of Operations.

Dryden Municipal Series Fund/Florida Series	23

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”) regardless of expenses actually incurred by it. The distribution fees for Class A, Class B and Class C shares fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of 1%, and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Series that they have received approximately $10,900 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Series that for the year ended August 31, 2006, they received approximately $10,200 and $900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”) an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. During the year ended August 31, 2006, the Series incurred approximately $6,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2006 were $14,733,833 and $26,204,421 respectively.

Dryden Municipal Series Fund/Florida Series	25

Notes to Financial Statements

Cont’d

Note 5. Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments.

For the year ended August 31, 2006, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain by $4,563 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2006 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$1,782,991	$77,018	$349,718	$2,209,727

Tax character of distributions paid during the year ended August 31, 2005 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$2,226,146	$92,678	$1,064,795	$3,383,619

As of August 31, 2006, the components of distributable earnings on a tax basis were $74,325 (includes a timing difference of $14,495 for dividends payable) and $128,200 of tax exempt income and long-term capital gains, respectively.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$46,905,436	$1,747,970	$8,116	$1,739,854

The difference between book and tax basis was primarily attributable to the difference in the treatment of accreting market discount and premium amortization.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48

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provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any in the financial statements has not yet been determined.

Note 6. Capital

The Series offers Class A, Class B, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal year ended August 31, 2006 and for the fiscal year ended August 31, 2005 were as follows:

Class A	Shares	Amount
Year ended August 31, 2006:
Shares sold	120,578	$1,209,931
Shares issued in reinvestment of dividends and distributions	92,029	923,993
Shares reacquired	(1,010,429)	(10,158,042)

Net increase (decrease) in shares outstanding before conversion	(797,822)	(8,024,118)
Shares issued upon conversion from Class B	230,234	2,324,565

Net increase (decrease) in shares outstanding	(567,588)	$(5,699,553)

Dryden Municipal Series Fund/Florida Series	27

Notes to Financial Statements

Cont’d

Class A (Cont’d)	Shares	Amount
Year ended August 31, 2005:
Shares sold	219,436	$2,263,813
Shares issued in reinvestment of dividends and distributions	113,805	1,170,316
Shares reacquired	(1,001,385)	(10,296,118)

Net increase (decrease) in shares outstanding before conversion	(668,144)	(6,861,989)
Shares issued upon conversion from Class B	246,685	2,536,235

Net increase (decrease) in shares outstanding	(421,459)	$(4,325,754)

Class B
Year ended August 31, 2006:
Shares sold	7,419	$75,257
Shares issued in reinvestment of dividends and distributions	11,558	116,127
Shares reacquired	(173,924)	(1,745,050)

Net increase (decrease) in shares outstanding before conversion	(154,947)	(1,553,666)
Shares reacquired upon conversion into Class A	(230,205)	(2,324,565)

Net increase (decrease) in shares outstanding	(385,152)	$(3,878,231)

Year ended August 31, 2005:
Shares sold	78,772	$808,074
Shares issued in reinvestment of dividends and distributions	20,874	214,671
Shares reacquired	(238,206)	(2,445,818)

Net increase (decrease) in shares outstanding before conversion	(138,560)	(1,423,073)
Shares reacquired upon conversion into Class A	(246,566)	(2,536,235)

Net increase (decrease) in shares outstanding	(385,126)	$(3,959,308)

Class C
Year ended August 31, 2006:
Shares sold	2,768	$27,745
Shares issued in reinvestment of dividends and distributions	7,180	72,115
Shares reacquired	(105,627)	(1,061,880)

Net increase (decrease) in shares outstanding	(95,679)	$(962,020)

Year ended August 31, 2005:
Shares sold	12,412	$127,041
Shares issued in reinvestment of dividends and distributions	13,944	143,431
Shares reacquired	(135,321)	(1,387,930)

Net increase (decrease) in shares outstanding	(108,965)	$(1,117,458)

Class Z
Year ended August 31, 2006:
Shares sold	1,281	$12,781
Shares issued in reinvestment of dividends and distributions	3,071	30,869
Shares reacquired	(40,900)	(410,804)

Net increase (decrease) in shares outstanding	(36,548)	$(367,154)

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Class Z (Cont’d)	Shares	Amount
Year ended August 31, 2005:
Shares sold	19,520	$202,838
Shares issued in reinvestment of dividends and distributions	5,187	53,364
Shares reacquired	(49,543)	(510,614)

Net increase (decrease) in shares outstanding	(24,836)	$(254,412)

Note 7. Subsequent Event

On October 13, 2006, the shareholders of the Florida Series approved an agreement and Plan of Reorganization which provides for the transfer of the net assets of each class of shares of the Florida Series into the respective class of shares of the Dryden National Municipals Fund. The reorganization expenses attributable to the Florida Series are reflected in the Statement of Operations.

Accordingly, all applicable contingent deferred sales charges will be waived for all sales of shares of the fund that takes place during the period from October 16, 2006 to December 15, 2006. In addition, the fund will be closed to all new purchases of shares (other than share purchases from the reinvestment of dividends and distributions) beginning on October 30, 2006.

Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any in the financial statements has not yet been determined.

Dryden Municipal Series Fund/Florida Series	29

Financial Highlights

Class A
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.29

Income (loss) from investment operations:
Net investment income	.34
Net realized and unrealized gain (loss) on investment transactions	(.14)

Total from investment operations	.20

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Distributions from net realized gains	(.08)

Total dividends and distributions	(.42)

Net asset value, end of year	$10.07

Total Investment Return(a):	1.96%
Ratios/Supplemental Data:
Net assets, end of year (000)	$41,207
Average net assets (000)	$44,478
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income	3.35%
For Class A, B, C and Z shares:
Portfolio turnover rate	28%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2005	2004	2003	2002

$10.44	$10.49	$10.68	$10.70

.35	.36	.42	.49
.03	.24	(.17)	(.02)

.38	.60	.25	.47

(.37)	(.37)	(.42)	(.49)
(.16)	(.28)	(.02)	—

(.53)	(.65)	(.44)	(.49)

$10.29	$10.44	$10.49	$10.68

3.71%	5.82%	2.32%	4.49%

$47,931	$53,058	$59,498	$63,463
$50,843	$57,047	$63,290	$64,601

1.20%	1.13%	1.07%	1.01%
.95%	.88%	.82%	.76%
3.42%	3.48%	3.94%	4.71%

22%	45%	60%	41%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.29

Income (loss) from investment operations:
Net investment income	.32
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.17

Less Dividend and Distributions:
Dividends from net investment income	(.31)
Distributions from net realized gains	(.08)

Total dividends and distributions	(.39)

Net asset value, end of year	$10.07

Total Investment Return(a):	1.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,023
Average net assets (000)	$5,646
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.61%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income	3.11%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2005	2004	2003	2002

$10.44	$10.50	$10.68	$10.71

.33	.34	.40	.47
.02	.22	(.17)	(.03)

.35	.56	.23	.44

(.34)	(.34)	(.39)	(.47)
(.16)	(.28)	(.02)	—

(.50)	(.62)	(.41)	(.47)

$10.29	$10.44	$10.50	$10.68

3.45%	5.46%	2.16%	4.24%

$8,070	$12,215	$16,635	$22,996
$10,030	$14,296	$19,636	$23,430

1.45%	1.38%	1.32%	1.26%
.95%	.88%	.82%	.76%
3.18%	3.23%	3.70%	4.47%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.29

Income (loss) from investment operations:
Net investment income	.29
Net realized and unrealized gain (loss) on investment transactions	(.14)

Total from investment operations	.15

Less Dividends and Distributions:
Dividends from net investment income	(.29)
Distributions from net realized gains	(.08)

Total dividend and distributions	(.37)

Net asset value, end of year	$10.07

Total Investment Return(a):	1.45%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,810
Average net assets (000)	$3,273
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.86%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income	2.86%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2005	2004	2003	2002

$10.44	$10.50	$10.68	$10.70

.30	.31	.38	.44
.02	.22	(.17)	(.02)

.32	.53	.21	.42

(.31)	(.31)	(.37)	(.44)
(.16)	(.28)	(.02)	—

(.47)	(.59)	(.39)	(.44)

$10.29	$10.44	$10.50	$10.68

3.19%	5.20%	1.91%	3.99%

$3,854	$5,051	$5,693	$5,848
$4,461	$5,443	$6,045	$5,806

1.70%	1.63%	1.57%	1.51%
.95%	.88%	.82%	.76%
2.93%	2.98%	3.44%	4.22%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.29

Income (loss) from investment operations:
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.22

Less Dividends and Distributions:
Dividends from net investment income	(.36)
Distributions from net realized gains	(.08)

Total dividend and distributions	(.44)

Net asset value, end of year	$10.07

Total Investment Return(a):	2.21%
Ratios/Supplemental Data:
Net assets, end of year (000)	$536
Average net assets (000)	$726
Ratios to average net assets:
Expenses, including distribution fees	1.11%
Expenses, excluding distribution fees	1.11%
Net investment income	3.62%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2005	2004	2003	2002

$10.44	$10.50	$10.68	$10.70

.38	.39	.46	.52
.02	.22	(.17)	(.02)

.40	.61	.29	.50

(.39)	(.39)	(.45)	(.52)
(.16)	(.28)	(.02)	—

(.55)	(.67)	(.47)	(.52)

$10.29	$10.44	$10.50	$10.68

3.97%	5.99%	2.68%	4.85%

$924	$1,197	$1,297	$1,289
$1,029	$1,203	$1,567	$1,012

.95%	.88%	.82%	.76%
.95%	.88%	.82%	.76%
3.68%	3.74%	4.14%	4.96%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	37

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—Florida Series

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—Florida Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August, 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2006) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2006, dividends paid from net investment income of $.339 per Class A share, $.313 per Class B share, $.289 per Class C share and $.364 per Class Z shares were all federally tax-exempt interest dividends. The Series also paid dividends from ordinary income of $.014 per Class A, B, C and Z shares. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.061, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Series intends to designate 100% of the ordinary income dividends as qualified short-term gain (QSTG) under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the distributions received by you in calendar 2006.

Dryden Municipal Series Fund/Florida Series	39

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden Municipal Fund—Florida Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Municipal Series Fund/Florida Series	41

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Series Fund/Florida Series	43

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the Florida Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest-cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden Municipal Series Fund/Florida Series

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Florida Series

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the fourth quartile over a one-year period, performance that was in the third quartile over a three-year period, performance that was in the fourth quartile over a five-year period, and performance that was in the third quartile over a 10-year period in relation to the group of comparable funds in a Peer Universe.

The Board noted that at the June 7-8 meetings, it had approved submitting to shareholders an agreement and plan of reorganization whereby the assets and

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liabilities of Florida Series would be assumed by Dryden National Municipals Fund, Inc. In light of this, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements on an interim basis.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee of 0.500% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Dryden Municipal Series Fund/Florida Series

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.12%	2.81%	4.56%	—
Class B	–3.20	3.23	4.69	—
Class C	0.47	3.14	4.43	—
Class Z	2.21	3.93	N/A	4.93% (12/6/96)

Average Annual Total Returns (Without Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	1.96%	3.65%	4.98%	—
Class B	1.70	3.39	4.69	—
Class C	1.45	3.14	4.43	—
Class Z	2.21	3.93	N/A	4.93% (12/6/96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Florida Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1996) and the account values at the end of the current fiscal year (August 31, 2006), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden Municipal Series Fund/Florida Series

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Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/Florida Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/Florida Series
Share Class	A	B	C	Z
NASDAQ	PFLAX	PFABX	PFLCX	PFLZX
CUSIP	262468101	262468200	262468309	262468408

MF148E    IFS-A125110    Ed. 10/2006

Dryden Municipal Series Fund/

New Jersey Series

AUGUST 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 16, 2006

Dear Shareholder:

We hope you find the annual report for the New Jersey Series informative and useful.

As part of our continuing effort to improve, JennisonDryden has conducted a review of our fund family. One result of this initiative was the recommendation that the Dryden National Municipals Fund acquire the assets of your fund. This merger was approved by shareholders on October 13, 2006, and it is expected to be completed by the end of this year.

We have created a family of funds that you and your professional financial advisor can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk. We appreciate your confidence in JennisonDryden Mutual Funds, and will continue to work to earn it.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/New Jersey Series

Dryden Municipal Series Fund/New Jersey Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New Jersey Series (the Series) is to maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.34%	21.23%	64.82%	—
Class B	2.18	19.84	60.35	—
Class C	1.93	18.37	56.43	—
Class Z	2.49	22.72	N/A	63.62% (12/6/96)
Lehman Brothers Municipal Bond Index[2]	3.03	27.34	78.72	**
Lipper New Jersey (NJ) Muni Debt Funds Avg.[3]	2.76	22.61	63.46	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–0.33%	3.47%	4.63%	—
Class B	–1.40	3.87	4.76	—
Class C	2.31	3.78	4.50	—
Class Z	3.95	4.55	N/A	5.22% (12/6/96)
Lehman Brothers Municipal Bond Index[2]	4.45	5.17	5.90	**
Lipper New Jersey (NJ) Muni Debt Funds Avg.[3]	4.21	4.51	4.96	***

Distributions and Yields as of 8/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.48	2.36%	3.87%	3.99%
Class B	$0.45	2.21	3.62	3.74
Class C	$0.43	1.96	3.21	3.31
Class Z	$0.51	2.68	4.39	4.53

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

3The Lipper NJ Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper NJ Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New Jersey.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/06 is 71.15% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total return as of 9/30/06 are 5.69% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/06 is 57.13% for Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/06 is 4.77% for Class Z.

Dryden Municipal Series Fund/New Jersey Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/06
Delaware River Port Auth., 1/01/26, 5.625%	4.0%
New Jersey Econ. Dev. Auth., Wtr. Facs. Rev., 11/01/29, 7.51589%	3.9
New Jersey St. Ed. Facs., Auth. Rev., 7/01/25, 5.00%	3.1
New Jersey St. Ed. Facs., Auth. Rev., 7/01/28, 5.00%	2.8
Tobacco Settlement Fin. Corp. Rev., 6/01/32, 5.75%	2.8

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/06
Aaa	52.5%
Aa	2.6
A	17.7
Baa	16.3
Ba	0.4
Not Rated	8.5
Total Investments	98.0
Other assets in excess of liabilities	2.0
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Advisor’s Report

Prudential Investment Management, Inc.

Municipal bond market prevailed in a challenging environment

Even though the Federal Reserve (the Fed) continued to increase short-term interest rates, the municipal bond market still provided a positive return and outperformed the U.S. Treasury market. For the 12-month reporting period ended August 31, 2006, tax-exempt bonds returned 3.03% versus 0.79% for Treasurys, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index, respectively. A favorable supply/demand balance helped support the municipal bond market. Investor demand remained strong, but the amount of new tax-exempt bonds declined as rising rates prevented some states, local governments, and authorities from issuing new bonds whose proceeds would be used to refund outstanding bonds.

The Series continued to spread risk by maintaining a diverse portfolio of bonds drawn from many sectors of the New Jersey debt securities market. It also continued to have a greater exposure than the Index to municipal bonds in the 10-year maturity category, which is largely why the Series underperformed the Index for the reporting period. The Series also trailed its Lipper New Jersey Municipal Debt Funds Average.

Will overzealous Fed tighten monetary policy too much?

Before the reporting period began, the Fed had already raised its short-term rate target 10 times in its latest campaign to rein in U.S. economic growth and check inflationary pressures. The continued tightening of monetary policy caused speculation in the financial markets that it might unintentionally choke off the economic expansion. The target for the federal funds rate on overnight loans between banks was increased another seven times in quarter-percentage-point increments, lifting it from 3.50% to 5.25%. When Fed policymakers met in early August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had moderated, as evidenced by the softer housing market, some inflation risks remained in the economy. As it turned out, signs that inflationary pressures had begun to ease amid slower growth helped fuel a rally in the municipal bond market late in the reporting period.

New Jersey has a diverse and wealthy economy but a large and growing debt burden. The administration of Governor John Corzine has recognized a need to improve the state’s finances since it has used nonrecurring revenue streams to balance its budget in recent years. Corzine reduced spending slightly in the 2007 budget, although a structural imbalance remains as expenditures exceed revenues. New Jersey general obligation bonds are rated Aa3 by Moody’s Investors Service and AA by Standard & Poor’s Ratings Service.

Dryden Municipal Series Fund/New Jersey Series	5

Investment Advisor’s Report (continued)

Municipal bond yield curve continued to flatten

In the rising-interest-rate environment, municipal bond prices were often under pressure, as bond prices move in the opposite direction of interest rates. Short-term municipal bond yields ended the reporting period sharply higher as they closely track changes in the federal funds rate. Intermediate-term municipal bond yields rose moderately, while long-term municipal bond yields finished mostly unchanged to slightly lower. The behavior of yields caused a marked flattening in the slope of the municipal bond yield curve, which depicts yields on tax-exempt debt securities from the shortest to the longest maturities. The changes in yields also meant that once again long-term municipal bonds outperformed short- and intermediate-term municipal bonds.

Embedded gains in intermediate-term bonds still a consideration

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category continued to hurt its performance relative to the Index. Nevertheless, the Series maintained its overweight exposure to these bonds for two reasons:

•	Selling a large amount of them to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

•	Intermediate-term municipal bonds provided the Series with attractive interest income. Furthermore, in the flatter yield curve environment, there is not much difference between yields on intermediate- and long-term municipal bonds.

Underweight exposure to tobacco-related bonds was a negative

Tobacco-related municipal bonds turned in one of the strongest performances of any sector of the tax-exempt market. Two key legal rulings widely believed to favor the tobacco industry helped boost the value of its municipal bonds even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

•	The Florida Supreme Court upheld a decision by a lower court that dismissed a $145 billion award against tobacco firms.

•	A federal judge ruled that cigarette makers had broken racketeering laws by misleading the public about the dangers of smoking. However, the judge also said she did not have the authority to impose a major financial penalty on the firms, a development that was viewed as positive for the industry.

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Before the legal rulings were announced, we had increased the Series’ exposure to the sector by purchasing more bonds of the Tobacco Settlement Finance Corp. of New Jersey. While tobacco-related bonds held by the Series gained in value, it still had an underweight exposure to the sector that hurt its performance relative to the Index.

Dryden Municipal Series Fund/New Jersey Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2006, at the beginning of the period, and held through the six-month period ended August 31, 2006.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New Jersey Series		Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,016.30	1.16%	$5.90
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

Class B	Actual	$1,000.00	$1,015.10	1.41%	$7.16
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class C	Actual	$1,000.00	$1,013.80	1.66%	$8.43
	Hypothetical	$1,000.00	$1,016.84	1.66%	$8.44

Class Z	Actual	$1,000.00	$1,016.70	0.91%	$4.63
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2006, and divided by the 365 days in the Series’ fiscal year ended August 31, 2006 (to reflect the six-month period).

Dryden Municipal Series Fund/New Jersey Series	9

Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 97.6%

Municipal Bonds
Camden Cnty. Impt. Auth. Rev. Cooper Health	Baa3	5.00%	2/15/35	$2,750		$2,787,593
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, M.B.I.A.	Aaa	6.80	3/01/21	2,615	(e)	3,383,705
Casino Reinvestment Dev. Auth. New Jersey Hotel Room Fee Rev., A.M.B.A.C.	Aaa	5.00	1/01/25	500		530,210
Clearview Reg. High Sch. Dist., G.O., F.G.I.C.	Aaa	5.375	8/01/15	1,205		1,319,053
Delaware River Port Auth., Rev. PA & NJ Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.625	1/01/26	5,000		5,271,649
Essex Cnty. Impvt. Auth.,
Lease-Cogen Facs. Proj. Rev., F.G.I.C.	Aaa	5.25	1/01/19	1,110		1,183,116
Proj. Rev., F.S.A.	Aaa	5.125	12/15/18	3,000		3,229,050
Gloucester Cnty. Impvt. Auth., Solid Wste. Recov. Rev. Wste. Mgmt. Proj., Ser. A	BBB(d)	6.85	12/01/09	3,000		3,230,700
Guam Govt. Wtrwks. Auth. Rev.	Ba2	6.00	7/01/25	500		536,050
Jackson Twnshp. Sch. Dist.,
G.O., F.G.I.C.	Aaa	6.60	6/01/10	1,600		1,770,416
G.O., F.G.I.C.	Aaa	6.60	6/01/11	1,600		1,810,128
Middlesex Cnty. Impvt. Auth. Rev., Rfdg., Cnty. Gtd., Golf Course Projs.	Aa1	5.25	6/01/18	1,080		1,174,835
New Jersey Econ. Dev. Auth. Rev.,
Cigarette Tax	Baa2	5.625	6/15/19	500		525,040
Cigarette Tax	Baa2	5.75	6/15/34	1,000		1,064,460
First Mtge.-Franciscan Oaks	NR	5.70	10/01/17	2,040		2,089,205
First Mtge.-Keswick Pines	NR	5.75	1/01/24	1,750		1,780,030
First Mtge.-The Evergreens	NR	5.875	10/01/12	1,200		1,217,040
First Mtge.-The Evergreens	NR	6.00	10/01/22	1,400		1,425,564
Kapkowski Rd. Landfill, Ser. A,
C.A.B.S., E.T.M.(c)	Aaa	Zero	4/01/08	1,020		963,676
Masonic Charity Fdn. Proj.	A-(d)	5.875	6/01/18	250		272,470

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	11

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Masonic Charity Fdn. Proj Natural
Gas Facs. Rev., NUI Corp.	A-(d)	6.00%	6/01/25	$1,150	$1,267,576
Proj., Ser. A, M.B.I.A., A.M.T.	Aaa	5.70	6/01/32	1,500	1,545,540
Sch. Facs. Constrs., Ser. A, A.M.B.A.C (Prerefunded Date 6/15/11)(c)	Aaa	5.25	6/15/18	2,000	2,143,860
Sch. Facs. Constrs., Ser. O	A1	5.25	3/01/26	2,000	2,139,960
Sch. Facs. Constrs., Ser. O	A1	5.125	3/01/30	2,175	2,282,684
St. Lease Rev., Liberty St. Pk. Proj., Ser. C, F.S.A.	Aaa	5.00	3/01/20	1,400	1,492,764
Wtr. Facs., R.I.T.E.S., PA-98, F.G.I.C., A.M.T (cost $5,091,200; purchased 6/12/95)(f)	AAA(d)	7.51589(g)	11/01/29	5,000	5,134,399
New Jersey Hlth. Care Facs. Fin. Auth. Rev., Atlantic City Med. Ctr.	A2	6.25	7/01/17	1,750	1,946,210
Dept. Human Svcs., Greystone Pk. Psychiatric Hosp., A.M.B.A.C.	Aaa	5.00	9/15/26	3,000	3,162,750
Holy Name Hosp.	Baa2	5.00	7/01/36	1,000	1,015,470
Saint Peter’s Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	1,750	1,928,343
South Jersey Hosp.	Baa1	6.00	7/01/26	1,000	1,073,490
South Jersey Hosp.	Baa1	6.00	7/01/32	1,000	1,067,160
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE	AAA(d)	5.70	7/01/11	2,375	2,425,730
New Jersey St. Ed. Facs. Auth. Rev., Coll. of New Jersey, Ser. C, F.G.I.C.	Aaa	5.375	7/01/17	1,000	1,078,940
Felician College of Lodi., Ser. D	NR	7.375	11/01/22	1,140	1,187,606
Kean Univ., M.B.I.A.	Aaa	5.00	7/01/30	1,000	1,053,950
Montclair St. Univ., Ser. F, F.G.I.C.	Aaa	5.00	7/01/25	3,850	4,078,036
William Patterson Univ., Ser. A, F.G.I.C.	Aaa	5.00	7/01/28	3,445	3,613,082
New Jersey St. Hwy. Auth. Garden St.
Pkwy., Gen. Rev. (Prerefunded Date 1/01/10)(c)	A1	5.75	1/01/14	1,000	1,077,430
Gen. Rev. (Prerefunded Date 1/01/10)(c)	A1	5.625	1/01/30	1,650	1,771,325
Gen. Rev., E.T.M.(c)	A1	6.20	1/01/10	3,035	3,211,060

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs.,
Ser. B, A.M.B.A.C., C.A.B.S.	Aaa	Zero	1/01/35	$1,500	$1,036,455
Ser. A, F.S.A.	Aaa	5.00%	1/01/20	2,500	2,662,775
Ser. A, F.S.A.	Aaa	5.00	1/01/23	3,000	3,177,930
Unrfdg., Ser. A, M.B.I.A.	Aaa	5.75	1/01/18	1,465	1,556,401
New Jersey St. Trans. Trust Fund Auth. Rev., R.I.T.E.S., PA-646, M.B.I.A. (cost $2,919,980; purchased 4/5/00)(f)	NR	11.14076(g)	12/15/08	2,475	3,388,721
Trans. Sys., Ser. D	A1	5.00	6/15/20	3,000	3,167,910
Sys.-Ser. A	A1	5.50	12/15/23	2,500	2,873,075
Newark Hsg. Auth. Rev., Port Auth., Newark Marine Terminal, M.B.I.A.	Aaa	5.00	1/01/34	3,000	3,123,060
Newark, G.O., F.S.A.	Aaa	5.00	10/01/22	2,000	2,132,160
Port Auth. of New York & New Jersey Rev., Cons., Ser. 127, A.M.B.A.C., A.M.T.	Aaa	5.50	12/15/15	3,000	3,263,880
Cons., Ser. 135	A1	5.00	3/15/39	2,380	2,479,936
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. J (Prerefunded Date 7/01/14)(c)	Baa3	5.50	7/01/23	1,320	1,472,618
Puerto Rico Comnwlth. Pub. Impt., G.O.-Ser. A	Baa3	5.25	7/01/30	500	530,320
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp. Rev., Ser. A, M.B.I.A. (Prerefunded Date 8/01/11)(c)	Aaa	5.50	8/01/17	1,500	1,624,515
Rutgers-The St. Univ. of New Jersey, Rev., Ser. A	Aa3	6.40	5/01/13	2,000	2,206,680
Tobacco Settlement Fin. Corp. Rev.,
Asset Bkd.	Baa3	5.75	6/01/32	3,425	3,596,182
Asset Bkd.	Baa3	6.125	6/01/42	2,000	2,132,120
Virgin Islands Pub. Fin. Auth. Rev., Ser. A	Baa3	6.50	10/01/24	750	820,410
West Morris Reg. High Sch.,
G.O., M.B.I.A.	Aaa	5.00	5/01/23	2,145	2,270,783
G.O., M.B.I.A.	Aaa	5.00	5/01/24	2,246	2,374,673

Total long-term investments (cost $121,101,411)					127,151,959

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	13

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 0.4%

Municipal Bonds
New Jersey Econ. Dev. Auth. Rev., Wtr. Facs. Rev., Rfdg. United Wtr. New Jersey Inc., Proj. A, A.M.B.A.C., F.R.D.D	VMIG1	3.58%(b)	09/01/06	$600	$600,000

Total short-term investments (cost $600,000)					600,000

Total Investments 98.0% (cost $121,701,411; Note 5)					127,751,959
Other assets in excess of liabilities(h) 2.0%					2,571,327

Net Assets 100%					$130,323,286

(a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

CONNIE LEE—College Construction Loan Insurance Association.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note (b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

NR—Not Rated by Moody’s or Standard & Poor’s. The Series’ current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts.

(b)	For purposes of amortized cost valuation, the maturity dates of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. The rate in effect is the rate at August 31, 2006.
(c)	Escrowed to maturity and prerefunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(d)	Standard & Poor’s rating.
(e)	Partial principal amount pledged as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $8,011,180. The aggregate value of $8,523,120 represents 6.5% of net assets.
(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2006.

See Notes to Financial Statements.

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(h)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on open financial futures contracts as follows:

Open futures contracts outstanding at August 31, 2006 :

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2006	Unrealized Appreciation (Depreciation)
	Long Positions:
39	U.S. Treasury 10 yr. Notes	Dec. 2006	$5,993,677	$5,997,375	$3,698
54	U.S. Treasury 30 yr. Bonds	Dec. 2006	4,171,172	4,187,625	16,453
	Short Positions:
42	U.S. Treasury 5 yr. Notes	Dec. 2006	4,407,954	4,414,594	(6,640)
19	U.S. Treasury 2 yr. Notes	Dec. 2006	3,877,153	3,882,531	(5,378)

					$8,133

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2006 were as follows:

Transportation	23.0%
Healthcare	15.6
Lease-Backed Certificate of Participation	13.4
Education	10.1
General Obligation	9.4
Special Tax/Assessment District	7.2
Corporate-Backed IDB & PCR	6.3
Water & Sewer	4.4
Tobacco	4.4
Other	3.8
Short-Term Investment	0.4

Total Investments	98.0
Other assets in excess of liabilities	2.0

Total	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	15

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Unaffiliated investments, at value (cost $121,701,411)	$127,751,959
Cash	13,927
Receivable for investments sold	1,977,341
Interest receivable	1,721,875
Due from broker—variation margin	18,640
Receivable for Series shares issued	11,967
Prepaid expenses	698

Total assets	131,496,407

Liabilities
Payable for Series shares reacquired	742,347
Accrued expenses	268,967
Management fee payable	55,490
Dividends payable	49,208
Distribution fee payable	32,434
Transfer agent fee payable	14,352
Deferred trustees’ fees	10,323

Total liabilities	1,173,121

Net Assets	$130,323,286

Net assets were comprised of:
Shares of beneficial interest, at par	$121,316
Paid-in capital in excess of par	122,908,743

123,030,059
Overdistributed net investment income	(33,776)
Accumulated net realized gain on investment transactions	1,268,322
Net unrealized appreciation on investments	6,058,681

Net assets, August 31, 2006	$130,323,286

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($111,197,023 ÷ 10,352,371 shares of beneficial interest issued and outstanding)	$10.74
Maximum sales charge (4% of offering price)	.45

Maximum offering price to public	$11.19

Class B
Net asset value, offering price and redemption price per share ($12,719,932 ÷ 1,183,745 shares of beneficial interest issued and outstanding)	$10.75

Class C
Net asset value, offering price and redemption price per share ($5,199,060 ÷ 483,848 shares of beneficial interest issued and outstanding)	$10.75

Class Z
Net asset value, offering price and redemption price per share ($1,207,271 ÷ 111,643 shares of beneficial interest issued and outstanding)	$10.81

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	17

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$6,978,031

Expenses
Management fee	680,956
Distribution fee—Class A	283,539
Distribution fee—Class B	74,376
Distribution fee—Class C	40,289
Reports to shareholders	111,000
Custodian’s fees and expenses	100,000
Transfer agent’s fee and expenses (including affiliated expense of $49,700) (Note 3)	74,000
Legal fees and expenses	69,000
Registration fees	50,000
Audit fee	28,000
Trustees’ fees	14,000
Miscellaneous	20,865

Total expenses	1,546,025
Less: Custodian fee credit (Note 1)	(2,997)

Net expenses	1,543,028

Net investment income	5,435,003

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	890,971
Financial futures transactions	196,514
Interest rate swaps	(68,710)

1,018,775

Net change in unrealized appreciation (depreciation) on:
Investments	(3,559,936)
Financial futures contracts	31,251
Interest rate swaps	(11,592)

(3,540,277)

Net loss on investments	(2,521,502)

Net Increase In Net Assets Resulting From Operations	$2,913,501

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,435,003	$5,927,603
Net realized gain on investment transactions	1,018,775	1,518,334
Net change in unrealized depreciation on investments	(3,540,277)	(1,122,834)

Net increase in net assets resulting from operations	2,913,501	6,323,103

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(4,359,406)	(4,755,516)
Class B	(534,395)	(807,361)
Class C	(179,623)	(195,207)
Class Z	(102,500)	(164,765)

	(5,175,924)	(5,922,849)

Distributions from net realized gains
Class A	(769,339)	(855,442)
Class B	(108,642)	(163,504)
Class C	(36,438)	(40,158)
Class Z	(25,490)	(27,913)

	(939,909)	(1,087,017)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	6,037,514	5,111,278
Net asset value of shares issued in reinvestment of dividends and distributions	3,783,683	4,144,191
Cost of shares reacquired	(23,285,249)	(22,348,182)

Net decrease in net assets from Series share transactions	(13,464,052)	(13,092,713)

Total decrease	(16,666,384)	(13,779,476)

Net Assets
Beginning of year	146,989,670	160,769,146

End of year	$130,323,286	$146,989,670

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of four series. These financial statements relate only to New Jersey Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in March 1988.

The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and New Jersey state income taxes with the minimum of risk by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which

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reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by the other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Municipal Series Fund/New Jersey Series	21

Notes to Financial Statements

Cont’d

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options is included in net realized gain or loss on investment transactions. Gains or losses on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in the interest income in the Statement of Operations. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the

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swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. At the time the Series enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the

Dryden Municipal Series Fund/New Jersey Series	23

Notes to Financial Statements

Cont’d

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares dividends from net investment income daily and pays such dividends monthly. Distributions of net capital gains, if any, are paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated realized gain or loss and paid-in capital in excess of par, when appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimate: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets up to $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended August 31, 2006.

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The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A and Class C shares, respectively.

PIMS has advised the Series that it has received approximately $26,000 in front-end sales charges resulting from sales of Class A Shares, during the year ended August 31, 2006. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2006, it received approximately $21,900 and $700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2006.

Dryden Municipal Series Fund/New Jersey Series	25

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2006, the Series incurred approximately $15,600 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2006, were $22,921,473 and $34,985,644, respectively.

Note 5. Distributions and Tax Information

In order to present overdistributed net investment income and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized gain on investments.

For the year ended August 31, 2006, the adjustments were to increase overdistributed net investment income and increase accumulated net realized gain by $260,111 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended August 31, 2006 and August 31, 2005, the tax character of distributions, as reflected in the Statement of Changes in Net Assets, were as follows:

Year Ended August 31,	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2006	$5,175,924	$122,370	$817,539	$6,115,833
2005	$5,912,967	$50,822	$1,046,077	$7,009,866

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As of August 31, 2006, the components of distributable earnings on a tax basis were $25,755 of tax-exempt income (includes a timing difference of $49,208 for dividends payable) and $975,390 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Net Unrealized Appreciation
$121,400,346	$6,480,297	$128,684	$6,351,613

The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum initial sales charge of 4%. Investors who purchase Class A shares in an amount of $1 million or more are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Dryden Municipal Series Fund/New Jersey Series	27

Notes to Financial Statements

Cont’d

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2006:
Shares sold	481,890	$5,135,087
Shares issued in reinvestment of dividends and distributions	293,154	3,137,146
Shares reacquired	(1,517,585)	(16,232,128)

Net increase (decrease) in shares outstanding before conversion	(742,541)	(7,959,895)
Shares issued upon conversion from Class B	358,263	3,864,151

Net increase (decrease) in shares outstanding	(384,278)	$(4,095,744)

Year ended August 31, 2005:
Shares sold	287,410	$3,147,458
Shares issued in reinvestment of dividends and distributions	301,427	3,306,517
Shares reacquired	(1,670,602)	(18,335,775)

Net increase (decrease) in shares outstanding before conversion	(1,081,765)	(11,881,800)
Shares issued upon conversion from Class B	325,370	3,572,096

Net increase (decrease) in shares outstanding	(756,395)	$(8,309,704)

Class B
Year ended August 31, 2006:
Shares sold	25,905	$278,699
Shares issued in reinvestment of dividends and distributions	35,708	382,466
Shares reacquired	(284,644)	(3,057,947)

Net increase (decrease) in shares outstanding before conversion	(223,031)	(2,396,782)
Shares reacquired upon conversion into Class A	(358,263)	(3,864,151)

Net increase (decrease) in shares outstanding	(581,294)	$(6,260,933)

Year ended August 31, 2005:
Shares sold	71,713	$789,209
Shares issued in reinvestment of dividends and distributions	50,589	555,094
Shares reacquired	(258,302)	(2,829,665)

Net increase (decrease) in shares outstanding before conversion	(136,000)	(1,485,362)
Shares reacquired upon conversion into Class A	(325,340)	(3,572,096)

Net increase (decrease) in shares outstanding	(461,340)	$(5,057,458)

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Class C	Shares	Amount
Year ended August 31, 2006:
Shares sold	44,333	$475,028
Shares issued in reinvestment of dividends and distributions	12,599	134,916
Shares reacquired	(78,098)	(836,271)

Net increase (decrease) in shares outstanding	(21,166)	$(226,327)

Year ended August 31, 2005:
Shares sold	24,396	$267,605
Shares issued in reinvestment of dividends and distributions	14,382	157,792
Shares reacquired	(69,094)	(756,733)

Net increase (decrease) in shares outstanding	(30,316)	$(331,336)

Class Z
Year ended August 31, 2006:
Shares sold	13,766	$148,700
Shares issued in reinvestment of dividends and distributions	11,949	129,155
Shares reacquired	(291,675)	(3,158,903)

Net increase (decrease) in shares outstanding	(265,960)	$(2,881,048)

Year ended August 31, 2005:
Shares sold	82,189	$907,006
Shares issued in reinvestment of dividends and distributions	11,309	124,788
Shares reacquired	(38,801)	(426,009)

Net increase (decrease) in shares outstanding	54,697	$605,785

Note 7. Subsequent Event

On October 13, 2006, the Shareholders of the New Jersey Series approved an Agreement and Plan of Reorganization which provides for the transfer of all net assets of each class of shares of New Jersey Series into the respective class of shares of the Dryden National Municipal Fund. The reorganization expenses attributable to the New Jersey Series are reflected in the statement of operations.

Accordingly, all applicable contingent deferred sales charges will be waived for all sales of shares of the fund that takes place during the period from October 16, 2006 to December 15, 2006. In addition, the fund will be closed to all new purchases of shares (other than share purchases from the reinvestment of dividends and distributions) beginning on November 15, 2006.

Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Municipal Series Fund/New Jersey Series	29

Financial Highlights

Class A
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.98

Income (loss) from investment operations
Net investment income	.41
Net realized and unrealized gains (losses) on investments	(.17)

Total from investment operations	.24

Less Dividends and Distributions
Dividends from net investment income	(.41)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.48)

Net asset value, end of year	$10.74

Total Return(a):	2.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$111,197
Average net assets (000)	$113,420
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.09%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	4.03%
For class A, B, C, and Z shares:
Portfolio turnover rate	17%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2005	2004	2003	2002

$11.03	$11.02	$11.25	$11.23

.43	.44	.47	.53
.03	.13	(.18)	.04

.46	.57	.29	.57

(.43)	(.44)	(.47)	(.53)
(.08)	(.12)	(.05)	(.02)

(.51)	(.56)	(.52)	(.55)

$10.98	$11.03	$11.02	$11.25

4.25%	5.27%	2.57%	5.24%

$117,880	$126,714	$134,271	$140,190
$121,326	$132,308	$139,372	$137,516

1.00%	.95%	.94%	.91%
.75%	.70%	.69%	.66%
3.92%	4.02%	4.20%	4.81%

19%	24%	42%	25%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.98

Income (loss) from investment operations
Net investment income	.38
Net realized and unrealized gains (losses) on investments	(.16)

Total from investment operations	.22

Less Dividends and Distributions
Dividends from net investment income	(.38)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.45)

Net asset value, end of year	$10.75

Total Return(a):	2.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,720
Average net assets (000)	$14,875
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.34%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	3.80%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2005	2004	2003	2002

$11.03	$11.02	$11.25	$11.24

.40	.42	.44	.50
.03	.13	(.18)	.03

.43	.55	.26	.53

(.40)	(.42)	(.44)	(.50)
(.08)	(.12)	(.05)	(.02)

(.48)	(.54)	(.49)	(.52)

$10.98	$11.03	$11.02	$11.25

3.99%	5.01%	2.31%	4.98%

$19,386	$24,565	$33,217	$37,188
$21,979	$29,407	$35,925	$35,743

1.25%	1.20%	1.19%	1.16%
.75%	.70%	.69%	.66%
3.68%	3.77%	3.96%	4.56%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.98

Income (loss) from investment operations
Net investment income	.36
Net realized and unrealized gains (losses) on investments	(.16)

Total from investment operations	.20

Less Dividends and Distributions
Dividends from net investment income	(.36)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.43)

Net asset value, end of year	$10.75

Total Return(a):	1.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,199
Average net assets (000)	$5,372
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.59%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	3.54%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series contractually agreed to limit its distribution and Service (12b-1) fees to .75 of 1% of the average net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2005	2004	2003	2002

$11.03	$11.02	$11.25	$11.24

.37	.39	.42	.47
.03	.13	(.18)	.03

.40	.52	.24	.50

(.37)	(.39)	(.42)	(.47)
(.08)	(.12)	(.05)	(.02)

(.45)	(.51)	(.47)	(.49)

$10.98	$11.03	$11.02	$11.25

3.73%	4.75%	2.05%	4.73%

$5,546	$5,904	$5,865	$5,598
$5,706	$6,066	$6,015	$4,101

1.50%	1.45%	1.44%	1.41%
.75%	.70%	.69%	.66%
3.42%	3.52%	3.70%	4.31%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.06

Income (loss) from investment operations
Net investment income	.44
Net realized and unrealized gains (losses) on investments	(.18)

Total from investment operations	.26

Less Dividends and Distributions
Dividends from net investment income	(.44)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.51)

Net asset value, end of year	$10.81

Total Return(a):	2.49%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,207
Average net assets (000)	$2,522
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.84%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	4.27%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2005	2004	2003	2002

$11.11	$11.10	$11.33	$11.31

.46	.47	.50	.56
.03	.13	(.18)	.04

.49	.60	.32	.60

(.46)	(.47)	(.50)	(.56)
(.08)	(.12)	(.05)	(.02)

(.54)	(.59)	(.55)	(.58)

$11.06	$11.11	$11.10	$11.33

4.50%	5.52%	2.84%	5.58%

$4,176	$3,587	$2,998	$1,147
$3,952	$3,877	$2,463	$598

.75%	.70%	.69%	.66%
.75%	.70%	.69%	.66%
4.17%	4.25%	4.41%	5.04%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New Jersey Series:

We have audited the accompanying Statement of Assets and Liabilities of the Dryden Municipal Series Fund—New Jersey Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2006, dividends paid from net investment income totalling $.41 per Class A share, $.38 per Class B share, $.36 per Class C shares and $.44 per Class Z were all federally tax-exempt interest dividends. The Series also paid dividends from ordinary income of $.0094 per Class A, B, C and Z share. In addition the Series paid long-term capital gain distributions of $.0628 per Class A, B, C and Z share.

Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2006 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2007, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms to the federal tax status of the distributions received by you in calendar 2006.

Dryden Municipal Series Fund/New Jersey Series	39

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden Municipal Series Fund—New Jersey Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Municipal Series Fund/New Jersey Series	41

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Series Fund/New Jersey Series	43

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the New Jersey Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest-cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/New Jersey Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of New Jersey Series

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the third quartile over one-year, three-year and five-year periods, and performance that was in the fourth quartile over a 10-year period in relation to the group of comparable funds in a Peer Universe.

Visit our website at www.jennisondryden.com

The Board noted that at the June 7-8 meetings, it had approved submitting to shareholders an agreement and plan of reorganization whereby the assets and liabilities of New Jersey Series would be assumed by Dryden National Municipals Fund, Inc. In light of this, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements on an interim basis.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s contractual management and actual management fee of 0.500% ranked in the first and third quartiles, respectively, in its Peer Group. The Board noted that the Fund’s actual management fee was less than one basis point above the median of all mutual funds included in the Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the current level of net assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund

Dryden Municipal Series Fund/New Jersey Series

Approval of Advisory Agreements (continued)

shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.75%	3.08%	4.70%	—
Class B	–2.72	3.52	4.84	—
Class C	0.95	3.43	4.58	—
Class Z	2.49	4.18	N/A	5.19% (12/6/96)

Average Annual Total Returns (Without Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	2.34%	3.93%	5.12%	—
Class B	2.18	3.69	4.84	—
Class C	1.93	3.43	4.58	—
Class Z	2.49	4.18	N/A	5.19% (12/6/96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Inception date returns are provided for any share class less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New Jersey Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1996) and the account values at the end of the current fiscal year (August 31, 2006), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden Municipal Series Fund/New Jersey Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary •
Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary •
Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer •
M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New Jersey Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New Jersey Series
Share Class	A	B	C	Z
NASDAQ	PRNJX	PBNJX	PCNJX	PZNJX
CUSIP	262468804	262468887	262468879	262468861

MF138E    IFS-A125111                Ed. 10/2006

Dryden Municipal Series Fund/
New York Series

AUGUST 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 16, 2006

Dear Shareholder:

We hope you find the annual report for the New York Series informative and useful.

As part of our continuing effort to improve, JennisonDryden has conducted a review of our fund family. One result of this initiative was the recommendation that the Dryden National Municipals Fund acquire the assets of your fund. This merger was approved by shareholders on October 13, 2006, and it is expected to be completed by the end of this year.

We have created a family of funds that you and your professional financial advisor can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk. We appreciate your confidence in JennisonDryden Mutual Funds, and will continue to work to earn it.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/New York Series

Dryden Municipal Series Fund/New York Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New York Series (the Series) is to maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.18%	19.82%	65.29%	—
Class B	1.92	18.43	60.79	—
Class C	1.66	16.97	56.84	—
Class Z	2.43	21.41	N/A	62.36% (12/6/96)
Lehman Brothers Municipal Bond Index[2]	3.03	27.34	78.72	**
Lipper New York (NY) Muni Debt Funds Avg.[3]	2.65	22.58	66.11	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–0.67%	3.13%	4.62%	—
Class B	–1.71	3.57	4.76	—
Class C	1.96	3.47	4.50	—
Class Z	3.72	4.25	N/A	5.12% (12/6/96)
Lehman Brothers Municipal Bond Index[2]	4.45	5.17	5.90	**
Lipper New York (NY) Muni Debt Funds Avg.[3]	4.14	4.53	5.10	***

Distributions and Yields as of 8/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.58	2.68%	4.29%	4.43%
Class B	$0.55	2.54	4.07	4.20
Class C	$0.52	2.30	3.69	3.80
Class Z	$0.60	3.03	4.85	5.00

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1 Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

3The Lipper NY Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper NY Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New York.

4 The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/06 is 71.15% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total return as of 9/30/06 is 5.69% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/06 is 58.99% for Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/06 is 4.89% for Class Z.

Dryden Municipal Series Fund/New York Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/06
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., T.C.R.S., C.A.B.S. 1/01/08, Zero Coupon	4.9%
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B, M.B.I.A., 11/15/19, 5.50%	3.7
New York St. Mun. Bond Bank Agcy. Spec. Sch. Purp. Rev., Ser. C, 12/01/13, 5.50%	3.6
Metro Trans. Auth., Rev. Svc. Contract, Ser. B, M.B.I.A., 7/01/23, 5.50%	3.5
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B, 10/15/23, 5.50%	2.8

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/06
Aaa	40.6%
Aa	23.1
A	27.3
Baa	5.7
NR	2.9
Total Investments	99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Advisor’s Report

Prudential Investment Management, Inc.

Municipal bond market prevailed in a challenging environment

Even though the Federal Reserve (the Fed) continued to increase short-term interest rates, the municipal bond market still provided a positive return and outperformed the U.S. Treasury market. For the 12-month reporting period ended August 31, 2006, tax-exempt bonds returned 3.03% versus 0.79% for Treasurys, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index, respectively. A favorable supply/demand balance helped support the municipal bond market. Investor demand remained strong, but the amount of new tax-exempt bonds declined as rising rates prevented some states, local governments, and authorities from issuing new bonds whose proceeds would be used to refund outstanding bonds.

The Series continued to spread risk by maintaining a diverse portfolio of bonds drawn from many sectors of the New York debt securities market. It also continued to have a greater exposure than the Index to municipal bonds in the 10-year maturity category and a smaller exposure than the Index to tobacco-related municipal bonds.

With both of these factors detracting from the Series’ performance, it underperformed the Index for the reporting period. The Series also trailed its Lipper New York Municipal Debt Funds Average.

Will overzealous Fed tighten monetary policy too much?

Before the reporting period began, the Fed had already raised its short-term rate target 10 times in its latest campaign to rein in U.S. economic growth and check inflationary pressures. The continued tightening of monetary policy caused speculation in the financial markets that it might unintentionally choke off the economic expansion. The target for the federal funds rate on overnight loans between banks was increased another seven times in quarter-percentage-point increments, lifting it from 3.50% to 5.25%. When Fed policymakers met in early August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had moderated, as evidenced by the softer housing market, some inflation risks remained in the economy. As it turned out, signs that inflationary pressures had begun to ease amid slower growth helped fuel a rally in the municipal bond market late in the reporting period.

At the local level, positive economic developments resulted in higher-than-expected tax revenues for New York City. The state government in Albany also pledged to help pay for construction of schools in New York City, and a new plan to finance the healthcare expenses of retired New York City workers was announced by Mayor Michael Bloomberg. These were among the factors cited by Standard & Poor’s Ratings

Dryden Municipal Series Fund/New York Series	5

Investment Advisor’s Report (continued)

Services in explaining why it upgraded its rating of New York City general obligation bonds from A-plus to AA-minus.

Municipal bond yield curve continued to flatten

In the rising-interest-rate environment, municipal bond prices were often under pressure, as bond prices fall when interest rates rise. Short-term municipal bond yields ended the reporting period sharply higher as they closely track changes in the federal funds rate. Intermediate-term municipal bond yields rose moderately, while long-term municipal bond yields finished mostly unchanged to slightly lower. The behavior of yields caused a marked flattening in the slope of the municipal bond yield curve, which depicts yields on tax-exempt debt securities from the shortest to the longest maturities. The changes in yields also meant that once again long-term municipal bonds outperformed short- and intermediate-term municipal bonds.

Embedded gains in intermediate-term bonds still a consideration

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series maintained its overweight exposure to these bonds for two reasons:

■	Selling a large amount of them to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	Intermediate-term municipal bonds provided the Series with attractive interest income. Furthermore, in the flatter yield curve environment, there is not much difference between yields on intermediate- and long-term municipal bonds.

Favorable security selection in healthcare sector aided the Series

We increased the Series’ holdings of healthcare bonds until its exposure was larger than that of the Index. Continued demand for municipal bonds with relatively attractive yields helped healthcare to be among the best performing sectors in the municipal bond market for the 12-month reporting period. The Series had two positions in New York State Dormitory Authority bonds issued for the Mt. Sinai-NYU Health System Obligated Group. The bonds performed well as their ratings were upgraded by Moody’s Investors Service from Ba1 to Baa2 and by Fitch Investors Service from BB-plus to BBB-minus.

Series held too few tobacco-related municipal bonds

Tobacco-related municipal bonds also turned in one of the strongest performances of any municipal bond sector. Two key legal rulings widely believed to favor the

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tobacco industry helped boost the value of its municipal bonds even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

■	The Florida Supreme Court upheld a decision by a lower court that dismissed a $145 billion award against tobacco firms.

■	A federal judge ruled that cigarette makers had broken racketeering laws by misleading the public about the dangers of smoking. However, the judge also said she did not have the authority to impose a major financial penalty on the companies, a development that was viewed as positive for the industry.

While tobacco-related bonds held by the Series performed well, its underweight exposure to the sector hurt its performance relative to the Index. Most notably, the Series did not own certain tobacco-related bonds that were prerefunded, that is, the issuer placed in an escrow account U.S. government securities whose interest and principal will be used to pay interest on the bonds and retire them ahead of schedule. Because this improved the bonds’ credit quality and shortened their maturity, they gained in value.

Dryden Municipal Series Fund/New York Series	7

Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2006, at the beginning of the period, and held through the six-month period ended August 31, 2006.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Series’ actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New York Series		Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,015.70	1.10%	$5.59
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class B	Actual	$1,000.00	$1,014.40	1.35%	$6.85
	Hypothetical	$1,000.00	$1,018.70	1.35%	$6.87

Class C	Actual	$1,000.00	$1,013.10	1.60%	$8.12
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class Z	Actual	$1,000.00	$1,016.10	0.85%	$4.32
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2006, and divided by the 365 days in the Series’ fiscal year ended August 31, 2006 (to reflect the six-month period).

Dryden Municipal Series Fund/New York Series	9

This Page Intentionally Left Blank

Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%

Municipal Bonds
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A	NR	8.125%	11/15/20	$500	$550,170
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Bard Coll.	A3	5.75	8/01/30	3,500	3,747,240
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/24	3,000	3,209,220
Erie Cnty. Tobacco Asset Securitization Corp., Rev., Asset Bkd., Ser. A	BBB(d)	5.00	6/01/45	1,000	1,000,270
Islip Res. Rec. Agcy., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,745	1,953,999
Long Island Pwr. Auth. Elec. Sys., Rev. Gen-Ser. B	A3	5.00	12/01/35	2,000	2,082,900
Metro. Trans. Auth., Rev. Svc. Contract, Ser. 7, C.A.B.S., M.B.I.A., E.T.M.(c)	A1	Zero	7/01/08	4,500	4,215,060
Ser. A, M.B.I.A.	Aaa	5.50	7/01/20	3,000	3,270,990
Ser. B, M.B.I.A.	Aaa	5.50	7/01/23	5,000	5,429,800
Ser. F	A2	5.00	11/15/30	3,000	3,130,230
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	Baa1	5.00	8/01/22	2,000	2,043,220
New York City Ind. Dev. Agcy. Rev., Queens Baseball Stadium-Pilot, A.M.B.A.C	Aaa	5.00	1/01/46	2,000	2,091,220
Yankee Stadium-Pilot, F.G.I.C.	Aaa	5.00	3/01/46	2,500	2,611,050
New York City Ind. Dev. Agcy. Spec. Fac. Rev., Terminal One Group Assn. Proj., A.M.T.	A3	5.50	1/01/24	1,500	1,613,190
New York City Mun. Wtr. Fin. Auth., Rev., Ser. F	Aa2	5.00	6/15/29	1,500	1,557,405
Unrfdg. Balance, Ser. B	Aa2	6.00	6/15/33	985	1,071,453

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	11

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York City Trans. Fin. Auth. Future Tax Sec., Ser. A	Aa1	5.50%	11/01/26	$2,650	$2,857,787
Ser. B	Aa1	5.50	2/01/17	1,920	2,072,467
Ser. B	Aa1	5.25	8/01/20	4,000	4,332,040
Ser. B	Aa1	5.25	2/01/29	2,500	2,652,200
New York City, G.O., Ser. A (Prerefunded 5/15/10)(c)	A1	6.00	5/15/30	100	109,327
Ser. A	A1	6.00	5/15/30	10	10,761
Ser. I (Prerefunded 4/15/07)(c)	AA-(d)	6.10	4/15/10	85	87,209
Ser. J-1	A1	5.00	6/01/27	2,000	2,095,800
New York Conven. Ctr. Dev. Corp. Rev., Hotel Unit Fee Sec’d., A.M.B.A.C.	Aaa	5.00	11/15/30	3,000	3,151,080
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons., Ser. B	A1	6.00	7/01/14	3,000	3,297,390
City Univ. Sys. Cons., Ser. D, E.T.M.(c)	A1	7.00	7/01/09	805	848,929
Lease Rev., Ser. B (Mandatory Put Date 7/01/13)	Aa3	5.25	7/01/29	3,000	3,240,720
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A1	6.50	8/15/11	3,000	3,365,250
Mt. Sinai NYU Hlth.	Baa2	5.50	7/01/26	500	507,265
Mt. Sinai NYU Hlth., Ser. C	Baa2	5.50	7/01/26	2,750	2,789,958
Rochester Inst. Tech, Ser. A, A.M.B.A.C.	Aaa	5.25	7/01/20	2,100	2,374,302
Ser. A, A.M.B.A.C.	Aaa	5.25	7/01/21	2,000	2,265,540
Ser. B (Mandatory Put Date 5/15/12)	A1	5.25	11/15/23	3,000	3,208,860
St. Personal Income-Tax Rev., Ser. F	Aaa	5.00	3/15/23	2,000	2,118,200
New York St. Engy. Res. & Dev. Auth. Rev., Bklyn. Union Gas, Keyspan, Ser. A, F.G.I.C., A.M.T.(e)	Aaa	4.70	2/01/24	2,000	2,024,540
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B	Aaa	5.50	10/15/23	3,750	4,396,275
Pooled Fin., Wtr. Proj.	Aaa	5.00	6/15/34	2,000	2,089,680
Poll. Ctrl., Ser. E	Aaa	6.50	6/15/14	35	35,081
Wtr. Proj., Ser. K	Aaa	5.25	6/15/22	3,000	3,220,740

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(c)	A1	8.00%	5/01/11	$3,600	$4,006,548
New York St. Local Gov’t. Assist. Corp. Rev., C.A.B.S., Ser. C	Aa3	Zero	4/01/14	5,882	4,388,501
Ser. E	Aa3	6.00	4/01/14	3,000	3,437,580
New York St. Mun. Bond Bank Agcy. Spec. Sch. Purp. Rev., Ser. C	A+(d)	5.50	12/01/13	5,070	5,573,198
New York St. Pwr. Auth. Rev., Ser. A	Aa2	5.25	11/15/16	3,000	3,241,920
Ser. A	Aa2	5.00	11/15/19	2,500	2,654,375
Ser. A, F.G.I.C.	Aaa	5.00	11/15/20	2,000	2,144,680
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., T.C.R.S., C.A.B.S.	Aaa	Zero	1/01/08	8,000	7,625,359
Port Auth. of New York & New Jersey Cons. Rev., Ser. 135	A1	5.00	3/15/39	3,000	3,125,970
Puerto Rico Comnwlth., Hwy. & Transit Rev., F.G.I.C.	Aaa	5.00	7/01/26	4,000	4,227,920
Puerto Rico Comnwlth., Pub. Impvt., Rfdg., R.I.T.E.S., P.A.625, A.M.B.A.C., T.C.R.S.(f)(i) (cost $3,645,355; purchased 1/03/06-7/20/06)	NR	9.80(g)	7/01/10	3,250	4,031,820
G.O.	Baa3	5.25	7/01/30	500	530,320
M.B.I.A., G.O.	Aaa	7.00	7/01/10	1,250	1,400,350
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. E (Prerefunded 2/01/10)(c)	Aaa	5.70	8/01/25	2,000	2,134,480
Tobacco Settlement Fin. Corp. Rev., Ser. C-1	A1	5.50	6/01/15	2,000	2,121,980
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B	Aa2	5.00	11/15/32	3,000	3,108,180
Ser. B, M.B.I.A.	Aaa	5.50	11/15/19	5,000	5,785,600
Virgin Islands Pub. Fin. Auth. Gross Rcpts. Taxes, Ser. A	Baa3	6.50	10/01/24	1,000	1,093,880
Westchester Tobacco Asset Securization Corp. Rev.	BBB(d)	5.125	6/01/38	1,000	1,010,460

Total long-term investments (cost $148,026,244)					154,371,939

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	13

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 1.0%

Municipal Bonds
Municipal Secs. Trust Certs., Ser. 2000-89, Class A, F.R.D.D., 144A(b)(h)	VMIG1	3.60%	9/01/06	$100	$100,000
New York St. Local Govt. Assistance Corp. Rev., A.M.B.A.C., F.R.D.D.(b)	A-1+(d)	3.57	9/01/06	1,400	1,400,000

Total short-term investments (cost $1,500,000)					1,500,000

Total Investments 99.6% (cost $149,526,244; Note 5)					155,871,939
Other assets in excess of liabilities(j) 0.4%					634,776

Net Assets 100%					$156,506,715

(a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

C.A.B.S.—Capital Appreciation Bonds

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.R.D.D.—Floating Rate (Daily) Demand Note (b)

F.S.A.—Financial Security Assurance

G.O.—General Obligation

M.B.I.A.—Municipal Bond Insurance Corporation

NR—Not Rated by Moody’s or Standard & Poor’s

R.I.T.E.S—Residual Interest Tax Exempt Securities Receipts

T.C.R.S.—Transferable Custodial Receipts

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. The rate in effect is the rate at August 31, 2006.
(c)	Escrowed to maturity and prerefunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(d)	Standard & Poor’s rating.
(e)	Partial principal amount pledged as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid.

See Notes to Financial Statements.

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(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2006.
(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(i)	Indicates a restricted security. The aggregate cost of such securities is $3,645,355. The aggregate value is $4,031,820 and represents 2.6% of net assets.
(j)	Other assets in excess of liabilities include net unrealized depreciation on open financial futures contracts as follows:

Open future contracts outstanding at August 31, 2006:

Number of Contracts	Type	Expiration Date	Value at August 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
3	U.S. Treasury 2 Yr. Notes	Dec. 2006	$613,031	$611,960	$1,071
	Short Positions:
40	U.S. Treasury 5 Yr. Notes	Dec. 2006	4,204,375	4,198,052	(6,323)
1	U.S. Treasury 10 Yr. Notes	Dec. 2006	107,375	107,100	(275)
51	U.S. Treasury 30 Yr. Bonds	Dec. 2006	5,664,187	5,628,220	(35,967)

					$(41,494)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2006 were as follows:

Transportation	20.5%
Special Tax/Assessment District	19.7
Lease-Backed Certificate of Participation	15.1
Education	13.6
Power	6.5
General Obligation	5.3
Pooled Financing	4.9
Healthcare	3.8
Water & Sewer	3.0
Corporate-Backed IDB & PCR	2.3
Tobacco Appropriated	1.4
Tobacco	1.3
Solid Waste/Resource Recovery	1.2
Short-Term Investments	1.0

Total Investments	99.6
Other assets in excess of liabilities	0.4

Total	100.0%

Industry	classification is subject to change.

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	15

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Unaffiliated investments, at value (cost $149,526,244)	$155,871,939
Cash	24,543
Interest receivable	1,608,865
Prepaid expenses and other assets	973

Total assets	157,506,320

Liabilities
Payable for Series shares reacquired	530,496
Accrued expenses	254,456
Management fee payable	66,595
Dividends payable	57,180
Distribution fee payable	36,263
Due to broker—variation margin	23,570
Transfer agent fee payable	20,055
Deferred trustees’ fees	10,990

Total liabilities	999,605

Net Assets	$156,506,715

Net assets were comprised of:
Shares of beneficial interest, at par	$138,271
Paid-in capital in excess of par	148,958,773

149,097,044
Overdistributed net investment income	(68,170)
Accumulated net realized gain on investments	1,173,640
Net unrealized appreciation on investments	6,304,201

Net assets, August 31, 2006	$156,506,715

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($140,365,206 ÷ 12,402,454 shares of beneficial interest issued and outstanding)	$11.32
Maximum sales charge (4% of offering price)	.47

Maximum offering price to public	$11.79

Class B
Net asset value, offering price and redemption price per share ($11,906,067 ÷ 1,051,012 shares of beneficial interest issued and outstanding)	$11.33

Class C
Net asset value, offering price and redemption price per share ($2,080,493 ÷ 183,650 shares of beneficial interest issued and outstanding)	$11.33

Class Z
Net asset value, offering price and redemption price per share ($2,154,949 ÷ 190,012 shares of beneficial interest issued and outstanding)	$11.34

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	17

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$7,809,881

Expenses
Management fee	819,155
Distribution fee—Class A	363,720
Distribution fee—Class B	68,430
Distribution fee—Class C	17,475
Reports to shareholders	126,000
Transfer agent’s fee and expenses (including affiliated expenses of $70,300) (Note 3)	95,000
Custodian’s fees and expenses	82,000
Registration fees	57,000
Legal fees and expenses	52,000
Audit fee	30,000
Trustees’ fees	18,000
Miscellaneous	13,480

Total expenses	1,742,260
Less: Custody Fee Credit (Note 1)	(2,200)

Net expenses	1,740,060

Net investment income	6,069,821

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	819,565
Financial futures transactions	454,352
Interest rate swaps	(20,282)

1,253,635

Net change in unrealized appreciation (depreciation) on:
Investments	(4,170,741)
Financial futures contracts	76,890
Interest rate swap	(13,638)

(4,107,489)

Net loss on investments	(2,853,854)

Net Increase In Net Assets Resulting From Operations	$3,215,967

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,069,821	$6,814,542
Net realized gain on investments	1,253,635	2,106,637
Net change in unrealized appreciation/(depreciation) on investments	(4,107,489)	(2,465,749)

Net increase in net assets resulting from operations	3,215,967	6,455,430

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(5,352,983)	(5,877,055)
Class B	(469,317)	(696,095)
Class C	(74,110)	(84,094)
Class Z	(91,387)	(143,294)

	(5,987,797)	(6,800,538)

Distributions from net realized gains
Class A	(2,089,986)	(1,179,859)
Class B	(211,129)	(158,499)
Class C	(34,273)	(20,140)
Class Z	(35,389)	(27,875)

	(2,370,777)	(1,386,373)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	2,848,533	4,667,594
Net asset value of shares issued in reinvestment of dividends and distributions	5,269,510	4,963,823
Cost of shares reacquired	(22,473,697)	(23,021,269)

Net decrease in net assets from Series share transactions	(14,355,654)	(13,389,852)

Total decrease	(19,498,261)	(15,121,333)

Net Assets
Beginning of year	176,004,976	191,126,309

End of year	$156,506,715	$176,004,976

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of four series. These financial statements relate only to New York Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market marker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if

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there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Dryden Municipal Series Fund/New York Series	21

Notes to Financial Statements

Cont’d

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Series may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Series enters into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the

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Series with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series’ cost basis in the swap and the proceeds of the closing transaction, including any fees.

The Series is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, financial futures contracts and interest rate swap contracts may involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortize premiums and accrete discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dryden Municipal Series Fund/New York Series	23

Notes to Financial Statements

Cont’d

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares dividends from net investment income daily and pays such dividends monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc.(“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

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The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets up to $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended August 31, 2006.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to a plan of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% for the Class A and Class C shares, respectively.

PIMS has advised the Series that it has received approximately $25,300 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2006. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2006, it received approximately $25,300 and $240 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2006.

Dryden Municipal Series Fund/New York Series	25

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2006, the Series incurred approximately $16,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments for the year ended August 31, 2006, were $55,437,795 and $69,438,373, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2006, the adjustments were to increase overdistributed net investment income and increase accumulated net realized gain by $80,098 due to the difference in the treatment of accreting market discount between financial and tax reporting. Overdistributed net investment income, net realized gains and net assets were not affected by this change.

Tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, are as follows:

Year Ended August 31,	Tax Exempt Income	Ordinary Income	Long-Term Capital-Gains	Total Distributions
2006	$5,956,430	$134,456	$2,267,688	$8,358,574
2005	$6,800,538	$ 7,968	$1,378,405	$8,186,911

26	Visit our website at www.jennisondryden.com

As of August 31, 2006, the accumulated undistributed earnings on a tax basis were $53,736 of ordinary income and $973,958 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Net Unrealized Appreciation
$149,421,792	$6,558,235	$108,088	$6,450,147

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any in the financial statements has not yet been determined.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in the amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Dryden Municipal Series Fund/New York Series	27

Notes to Financial Statements

Cont’d

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2006:
Shares sold	200,375	$2,256,936
Shares issued in reinvestment of dividends and distributions	410,421	4,632,355
Shares reacquired	(1,631,428)	(18,426,308)

Net increase (decrease) in shares outstanding before conversion	(1,020,632)	(11,537,017)
Shares issued upon conversion from Class B	301,410	3,440,355

Net increase (decrease) in shares outstanding	(719,222)	$(8,096,662)

Year ended August 31, 2005:
Shares sold	255,276	$2,972,633
Shares issued in reinvestment of dividends and distributions	362,276	4,226,911
Shares reacquired	(1,539,240)	(17,944,854)

Net increase (decrease) in shares outstanding before conversion	(921,688)	(10,745,310)
Shares issued upon conversion from Class B	265,793	3,099,890

Net increase (decrease) in shares outstanding	(655,895)	$(7,645,420)

Class B
Year ended August 31, 2006:
Shares sold	29,998	$338,030
Shares issued in reinvestment of dividends and distributions	36,902	417,035
Shares reacquired	(224,738)	(2,552,732)

Net increase (decrease) in shares outstanding before conversion	(157,838)	(1,797,667)
Shares reacquired upon conversion into Class A	(301,146)	(3,440,355)

Net increase (decrease) in shares outstanding	(458,984)	$(5,238,022)

Year ended August 31, 2005:
Shares sold	56,819	$665,533
Shares issued in reinvestment of dividends and distributions	43,012	502,372
Shares reacquired	(232,904)	(2,714,057)

Net increase (decrease) in shares outstanding before conversion	(133,073)	(1,546,152)
Shares reacquired upon conversion into Class A	(265,566)	(3,099,890)

Net increase (decrease) in shares outstanding	(398,639)	$(4,646,042)

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Class C	Shares	Amount
Year ended August 31, 2006:
Shares sold	7,602	$85,639
Shares issued in reinvestment of dividends and distributions	8,309	93,883
Shares reacquired	(54,221)	(610,717)

Net increase (decrease) in shares outstanding	(38,310)	$(431,195)

Year ended August 31, 2005:
Shares sold	32,286	$373,976
Shares issued in reinvestment of dividends and distributions	6,932	80,935
Shares reacquired	(53,647)	(627,811)

Net increase (decrease) in shares outstanding	(14,429)	$(172,900)

Class Z
Year ended August 31, 2006:
Shares sold	14,840	$167,928
Shares issued in reinvestment of dividends and distributions	11,154	126,237
Shares reacquired	(77,666)	(883,940)

Net increase (decrease) in shares outstanding	(51,672)	$(589,775)

Year ended August 31, 2005:
Shares sold	56,399	$655,452
Shares issued in reinvestment of dividends and distributions	13,154	153,605
Shares reacquired	(148,089)	(1,734,547)

Net increase (decrease) in shares outstanding	(78,536)	$(925,490)

Note 7. Subsequent Event

On October 13, 2006, the shareholders of the New York Series approved an agreement and Plan of Reorganization which provides for the transfer of the net assets of each class of shares of the New York Series into the respective class of shares of the Dryden National Municipals Fund. The reorganization expenses attributable to the New York Series are reflected in the Statement of Operations. Accordingly, all applicable contingent deferred sales charges will be waived for all sales of shares of the Series that takes place during the period from October 16, 2006 to December 15, 2006. In addition, the Series will be closed to all new purchases of shares (other than share purchases from the reinvestment of dividends and distributions) beginning on October 30, 2006.

Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any in the financial statements has not yet been determined.

Dryden Municipal Series Fund/New York Series	29

Financial Highlights

Class A
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.66

Income (loss) from investment operations
Net investment income	.43
Net realized and unrealized gains (loss) on investments	(.19)

Total from investment operations	.24

Less Dividends and Distributions
Dividends from net investment income	(.42)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.58)

Net asset value, end of year	$11.32

Total Return(a):	2.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$140,365
Average net assets (000)	$145,488
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.04%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.73%
For class A, B, C, and Z shares:
Portfolio turnover rate	34%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2005	2004	2003	2002

$11.77	$11.90	$12.22	$12.24

.44	.43	.48	.53
(.02)	.22	(.21)	.03

.42	.65	.27	.56

(.44)	(.43)	(.47)	(.53)
(.09)	(.35)	(.12)	(.05)

(.53)	(.78)	(.59)	(.58)

$11.66	$11.77	$11.90	$12.22

3.60%	5.61%	2.31%	4.76%

$152,972	$162,094	$171,573	$182,062
$157,073	$167,679	$179,559	$182,312

.96%	.93%	.91%	.91%
.71%	.68%	.66%	.66%
3.75%	3.68%	3.94%	4.39%

15%	45%	39%	23%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.67

Income (loss) from investment operations
Net investment income	.40
Net realized and unrealized gains (loss) on investments	(.19)

Total from investment operations	.21

Less Dividends and Distributions
Dividends from net investment income	(.39)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.55)

Net asset value, end of year	$11.33

Total Return(a):	1.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$11,906
Average net assets (000)	$13,686
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.29%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.48%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2005	2004	2003	2002

$11.78	$11.91	$12.23	$12.24

.41	.40	.45	.50
(.02)	.22	(.21)	.04

.39	.62	.24	.54

(.41)	(.40)	(.44)	(.50)
(.09)	(.35)	(.12)	(.05)

(.50)	(.75)	(.56)	(.55)

$11.67	$11.78	$11.91	$12.23

3.34%	5.35%	2.05%	4.59%

$17,620	$22,475	$29,456	$35,863
$19,944	$25,463	$33,825	$35,927

1.21%	1.18%	1.16%	1.16%
.71%	.68%	.66%	.66%
3.50%	3.43%	3.69%	4.15%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.67

Income (loss) from investment operations
Net investment income	.37
Net realized and unrealized gains (loss) on investments	(.19)

Total from investment operations	.18

Less Dividends and Distributions
Dividends from net investment income	(.36)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.52)

Net asset value, end of year	$11.33

Total Return(a):	1.66%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,080
Average net assets (000)	$2,330
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.54%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.23%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2005	2004	2003	2002

$11.78	$11.91	$12.23	$12.24

.38	.37	.42	.47
(.02)	.22	(.21)	.04

.36	.59	.21	.51

(.38)	(.37)	(.41)	(.47)
(.09)	(.35)	(.12)	(.05)

(.47)	(.72)	(.53)	(.52)

$11.67	$11.78	$11.91	$12.23

3.09%	5.09%	1.80%	4.34%

$2,590	$2,784	$3,289	$3,455
$2,596	$3,207	$3,503	$2,992

1.46%	1.43%	1.41%	1.41%
.71%	.68%	.66%	.66%
3.25%	3.17%	3.45%	3.89%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.68

Income (loss) from investment operations
Net investment income	.45
Net realized and unrealized gains (loss) on investments	(.19)

Total from investment operations	.26

Less Dividends and Distributions
Dividends from net investment income	(.44)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.60)

Net asset value, end of year	$11.34

Total Return(a):	2.43%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,155
Average net assets (000)	$2,327
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.98%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2005	2004	2003	2002

$11.79	$11.92	$12.24	$12.25

.47	.47	.52	.56
(.02)	.21	(.21)	.04

.45	.68	.31	.60

(.47)	(.46)	(.51)	(.56)
(.09)	(.35)	(.12)	(.05)

(.56)	(.81)	(.63)	(.61)

$11.68	$11.79	$11.92	$12.24

3.86%	5.87%	2.56%	5.10%

$2,823	$3,774	$2,595	$2,984
$3,592	$3,177	$2,828	$2,385

.71%	.68%	.66%	.66%
.71%	.68%	.66%	.66%
4.00%	3.93%	4.19%	4.62%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	37

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New York Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New York Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2006, dividends paid from net investment income totalling $.42 per Class A share, $.39 per Class B share, $.36 per Class C share and $.44 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from short-term capital gain of $.009 per Class A, B, C and Z shares which are taxable as ordinary income. In addition, the Fund paid long-term capital gain distributions of $.153 per Class A, B, C and Z share which are taxable as such. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2006 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund intends to designate 43.15% of the ordinary income dividends as qualified short-term gain (QSTG) under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the distributions received by you in calendar 2006.

Dryden Municipal Series Fund/New York Series	39

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden Municipal Series Fund/New York Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

40	Visit our website at www.jennisondryden.com

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Municipal Series Fund/New York Series	41

Management of the Series

(Unaudited) Cont’d.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, anti-money laundering group.

42	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Series Fund/New York Series	43

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the New York Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest-cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/New York Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of New York Series

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the fourth quartile over one-year, three-year and five-year periods, and performance that was in the third quartile over a 10-year period in relation to the group of comparable funds in a Peer Universe.

Visit our website at www.jennisondryden.com

The Board noted that at the June 7-8 meetings, it had approved submitting to shareholders an agreement and plan of reorganization whereby the assets and liabilities of New York Series would be assumed by Dryden National Municipals Fund, Inc. In light of this, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements on an interim basis.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s contractual management and actual management fee of 0.500% ranked in the second and third quartiles, respectively, in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the current level of net assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Dryden Municipal Series Fund/New York Series

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.91%	2.84%	4.73%	—
Class B	–2.93	3.28	4.86	—
Class C	0.69	3.18	4.60	—
Class Z	2.43	3.96	N/A	5.10% (12/6/96)

Average Annual Total Returns (Without Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	2.18%	3.68%	5.15%	—
Class B	1.92	3.44	4.86	—
Class C	1.66	3.18	4.60	—
Class Z	2.43	3.96	N/A	5.10% (12/6/96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New York Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1996) and the account values at the end of the current fiscal year (August 31, 2006), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden Municipal Series Fund/New York Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New York Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New York Series
Share Class	A	B	C	Z
NASDAQ	PMNYX	PBNYX	PCNYX	PNYZX
CUSIP	262468812	262468796	262468788	262468770

MF122E    IFS-A125114     Ed. 10/2006

Dryden Municipal Series Fund/Pennsylvania Series

AUGUST 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from the Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 16, 2006

Dear Shareholder:

We hope you find the annual report for the Pennsylvania Series informative and useful.

As part of our continuing effort to improve, JennisonDryden has conducted a review of our fund family. One result of this initiative was the recommendation that the Dryden National Municipals Fund acquire the assets of your fund. This merger was approved by shareholders on October 13, 2006, and it is expected to be completed by the end of this year.

We have created a family of funds that you and your professional financial advisor can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk. We appreciate your confidence in JennisonDryden Mutual Funds, and will continue to work to earn it.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/Pennsylvania Series

Dryden Municipal Series Fund/Pennsylvania Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/Pennsylvania Series (the Series) is to maximize current income that is exempt from the Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 8/31/06
	One Year	Five Years	Ten Years
Class A	1.91%	21.52%	62.43%
Class B	1.66	19.90	57.71
Class C	1.39	18.40	53.79
Lehman Brothers Municipal Bond Index[1]	3.03	27.34	78.72
Lipper Pennsylvania (PA) Muni Debt Funds Avg.[2]	2.55	22.91	62.92

Average Annual Total Returns[3] as of 9/30/06
	One Year	Five Years	Ten Years
Class A	–0.96%	3.34%	4.46%
Class B	–2.05	3.76	4.60
Class C	1.75	3.67	4.34
Lehman Brothers Municipal Bond Index[1]	4.45	5.17	5.90
Lipper Pennsylvania (PA) Muni Debt Funds Avg.[2]	3.91	4.42	4.91

Distributions and Yields as of 8/31/06
			Taxable Equivalent 30-Day Yield[4] at Tax Rates of
	Total Distributions Paid for 12 Months	30-Day SEC Yield	33%	35%
Class A	$0.39	2.25%	3.46%	3.57%
Class B	$0.37	2.10	3.23	3.33
Class C	$0.34	1.88	2.89	2.98

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

2The Lipper PA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper PA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Pennsylvania.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

4Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Municipal Series Fund/Pennsylvania Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/06
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C., 9/01/13, 6.50%	4.0%
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C., 7/01/17, 5.50%	3.8
Canon McMillan Sch. Dist., Ser. B, F.G.I.C., G.O., 12/01/29, 5.50%	2.8
Montgomery Cnty., G.O., 9/15/16, 5.25%	2.7
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C., 7/01/20, 5.50%	2.6

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/06
Aaa	74.8%
Aa	2.5
A	9.2
Baa	5.6
NR	6.9
Total Investments	99.0
Other assets in excess of liabilities	1.0
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

4	Visit our website at www.jennisondryden.com

Investment Advisor’s Report

Prudential Investment Management, Inc.

Municipal bond market prevailed in a challenging environment

Even though the Federal Reserve (the Fed) continued to increase short-term interest rates, the municipal bond market still provided a positive return and outperformed the U.S. Treasury market. For the 12-month reporting period ended August 31, 2006, tax-exempt bonds returned 3.03% versus 0.79% for Treasurys, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index, respectively. A favorable supply/demand balance helped support the municipal bond market. Investor demand remained strong, but the amount of new tax-exempt bonds declined as rising rates prevented some states, local governments, and authorities from issuing new bonds whose proceeds would be used to refund outstanding bonds.

The Series continued to spread risk by maintaining a diverse portfolio of debt securities drawn primarily from many sectors of the Pennsylvania municipal bond market. It also continued to have a greater exposure than the Index to municipal bonds in the 10-year maturity category, which is largely why the Series underperformed the Index for the reporting period. The Series also trailed its Lipper Pennsylvania Municipal Debt Funds Average.

Will overzealous Fed tighten monetary policy too much?

Before the reporting period began, the Fed had already raised its short-term rate target 10 times in its latest campaign to rein in U.S. economic growth and check inflationary pressures. The continued tightening of monetary policy caused speculation in the financial markets that it might unintentionally choke off the economic expansion. The target for the federal funds rate on overnight loans between banks was increased another seven times in quarter-percentage-point increments, lifting it from 3.50% to 5.25%. When Fed policymakers met in early August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had moderated, as evidenced by the softer housing market, some inflation risks remained in the economy. As it turned out, signs that inflationary pressures had begun to ease amid slower growth helped fuel a rally in the municipal bond market late in the reporting period.

At the state level, the Commonwealth of Pennsylvania continues to demonstrate sound financial management. Despite a somewhat lackluster economy, unemployment is on par with the national average and economic growth continued at a respectable pace. Pennsylvania general obligation bonds continued to be rated Aa2 by Moody’s Investors Service and AA by Standard & Poor’s Ratings Service.

Dryden Municipal Series Fund/Pennsylvania Series	5

Investment Advisor’s Report (continued)

Municipal bond yield curve continued to flatten

In the rising-interest-rate environment, municipal bond prices were often under pressure, as bond prices move in the opposite direction of interest rates. Short-term municipal bond yields ended the reporting period sharply higher as they closely track changes in the federal funds rate. Intermediate-term municipal bond yields rose moderately, while long-term municipal bond yields finished mostly unchanged to slightly lower. The behavior of yields caused a marked flattening in the slope of the municipal bond yield curve, which depicts yields on tax-exempt debt securities from the shortest to the longest maturities. The changes in yields also meant that once again long-term municipal bonds outperformed short- and intermediate-term municipal bonds.

Embedded gains in intermediate-term bonds still a consideration

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series maintained its overweight exposure to these bonds for two reasons:

■	Selling a large amount of them to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	Intermediate-term municipal bonds provided the Series with attractive interest income. Furthermore, in the flatter yield curve environment, there is not much difference between yields on intermediate- and long-term municipal bonds.

Bonds that were prerefunded aided Fund performance

The industrial development sector was among the best performing areas of the municipal bond market for the 12-month reporting period. We maintained the Series’ overweight exposure to that sector relative to the Index. Most notably, the Series held Lancaster Industrial Development Authority bonds for the Garden Spot Village, a retirement community. The bonds were prerefunded, which means the issuer placed U.S. government securities in an escrow account whose interest and principal will be used to pay interest on the bonds and retire them prior to their stated maturity date. Because this improved the bonds’ credit quality and shortened their maturity, they gained in value, benefiting the Series.

6	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2006, at the beginning of the period, and held through the six-month period ended August 31, 2006.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

Dryden Municipal Series Fund/Pennsylvania Series	7

Fees and Expenses (continued)

expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ Pennsylvania Series		Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,013.20	1.23%	$6.24
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

Class B	Actual	$1,000.00	$1,010.90	1.48%	$7.50
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53

Class C	Actual	$1,000.00	$1,010.50	1.73%	$8.77
	Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2006, and divided by the 365 days in the Series’ fiscal year ended August 31, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 97.0%

Municipal Bonds
Allegheny Cnty. San. Auth. Swr. Rev.,
M.B.I.A.	Aaa	5.375%	12/01/17	$2,000	$2,163,160
M.B.I.A.(b) (Prerefunded Date 12/01/10)	Aaa	5.50	12/01/20	2,500	2,698,050
M.B.I.A.(b) (Prerefunded Date 12/01/10)	Aaa	5.50	12/01/30	2,540	2,741,219
Unrefunded Balance, M.B.I.A.	Aaa	5.50	12/01/30	460	491,699
Armstrong Cnty., G.O., M.B.I.A.	Aaa	5.40	6/01/31	2,000	2,121,320
Bensalem Twnshp. Sch. Dist., G.O.,
F.G.I.C.	Aaa	5.00	8/15/20	1,375	1,442,733
Berks Cnty. Mun. Auth. Hosp. Rev.,
Reading Hosp. Med. Ctr. Proj.,
M.B.I.A.	Aaa	5.70	10/01/14	1,250	1,404,575
Bristol Boro Sch. Dist., G.O., F.S.A.	Aaa	5.25	3/01/31	1,000	1,072,600
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
Ser. A, A.M.B.A.C.	Aaa	5.375	6/01/16	1,080	1,167,404
Canon McMillan Sch. Dist.,
Ser. B, F.G.I.C., G.O.(e)	Aaa	5.50	12/01/29	3,000	3,181,290
Central Bucks Sch. Dist., G.O.,
M.B.I.A.	Aaa	5.00	5/15/15	2,000	2,138,220
M.B.I.A.	Aaa	5.00	5/15/16	2,000	2,138,220
Chambersburg Area Sch. Dist., G.O., F.S.A.	Aaa	5.00	3/01/24	1,000	1,046,250
Chartiers Valley Sch. Dist., Ser. A, G.O., F.S.A.	Aaa	5.00	10/15/22	2,570	2,722,838
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj.	BBB+(c)	6.25	4/01/30	1,000	1,048,840
Delaware River Port Auth. Rev., PA & NJ Rev.,
F.G.I.C.	Aaa	5.40	1/01/16	2,750	2,808,548
Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.70	1/01/22	1,000	1,060,250
Erie Cnty., Indl. Dev. G.O., Ser. B, F.G.I.C.	Aaa	5.00	9/01/23	2,450	2,603,199
Erie Parking Auth. Facs. Rev. Gtd.,
F.S.A.	Aaa	5.00	9/01/26	930	974,147
F.S.A.(b) (Prerefunded Date 9/01/13)	Aaa	5.00	9/01/26	70	75,446

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	9

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Greater Johnstown Sch. Dist., G.O.,
Ser. B, M.B.I.A.	Aaa	5.50%	8/01/17	$1,250	$1,351,838
Kennett Cons. Sch. Dist., G.O., Ser. A, F.G.I.C.(b) (Prerefunded Date 2/15/12)	Aaa	5.50	2/15/16	1,035	1,128,926
Lancaster Cnty. Hosp. Auth. Rev.,
Gen. Hosp. Proj.	A+(c)	5.50	3/15/26	1,500	1,597,980
Lancaster Higher Ed. Auth. College Rev.	A1	5.00	4/15/27	1,000	1,047,410
Lancaster Ind. Dev. Auth. Rev., Garden Spot Vlge. Proj., Ser. A(b) (Prerefunded Date 5/01/10)	NR	7.625	5/01/31	1,000	1,141,990
Lebanon Cnty. Hlth. Facs. Auth.
Rev., Good Samaritan
Hosp. Proj.	Baa2	6.00	11/15/35	1,000	1,075,620
Lehigh Cnty. Ind. Dev. Auth.
Poll. Ctrl. Rev., Rfdg. Elec.
Util. Corp. Proj., F.G.I.C.	Aaa	4.75	2/15/27	1,000	1,018,100
Monroe Cnty. Hosp. Auth. Rev.,
Pocono Med. Center	BBB+(c)	6.00	1/01/43	750	800,490
Montgomery Cnty., G.O.	Aaa	5.25	9/15/16	2,895	3,092,092
Neshaminy Sch. Dist. G.O., A.M.B.A.C.	Aaa	5.00	5/01/24	2,000	2,129,200
Northampton Cnty. Higher Ed. Auth.
Rev., Moravian Coll., A.M.B.A.C.	Aaa	6.25	7/01/11	2,195	2,381,992
Owen J. Roberts Sch. Dist.,
G.O., F.S.A.(b) (Prefunded Date 8/15/12)	Aaa	5.50	8/15/19	1,520	1,668,838
Pennridge Sch. Dist.,
G.O., M.B.I.A.	Aaa	5.125	2/15/19	1,610	1,719,673
Pennsylvania Econ. Dev. Fin. Auth. Rev.,
Res. Recov. Colver Proj.,
Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00	12/01/15	500	534,440
Ser. F, A.M.B.A.C., A.M.T.	Aaa	4.625	12/01/18	500	511,075
Rfdg., Ser. G, A.M.T.	NR	5.125	12/01/15	500	498,650
Pennsylvania St. Higher Ed. Facs.
Auth. Rev.,
Drexel Univ.(b) (Prefunded Date 5/01/09)	A2	6.00	5/01/29	2,500	2,651,125
Philadelphia Univ.	Aaa	6.10	6/01/30	60	64,291

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Temple Univ. 1st Ser., Radian, M.B.I.A.	Aaa	5.00%	4/01/21	$890	$913,994
Thomas Jefferson Univ.	A1	5.50	1/01/17	1,000	1,079,650
Ursinus Coll., Ser. A(b) (Prefunded Date 1/01/07)	NR	5.90	1/01/27	1,925	1,977,803
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev.,
A.M.B.A.C.	Aaa	5.50	7/01/17	4,000	4,380,280
A.M.B.A.C.	Aaa	5.50	7/01/20	2,750	3,011,443
Pennsylvania St. Tpke. Comn. Rev.,
Oil Franchise Tax Rev.,
Ser. A, A.M.B.A.C.	Aaa	5.25	12/01/18	1,065	1,108,899
Ser. A, A.M.B.A.C., E.T.M.(b)	Aaa	5.25	12/01/18	1,435	1,496,361
Ser. A, F.S.A.	Aaa	5.25	7/15/21	2,045	2,314,592
Philadelphia Hosps. & Higher Ed.,
Facs. Auth. Hosp. Rev., Grad. Hlth. Sys.(d)(f)	Ca	7.25	7/01/18	1,803	18
Philadelphia Ind. Dev. Auth. Lease Rev., Ser. B, F.S.A.	Aaa	5.50	10/01/18	2,000	2,168,900
Philadelphia Parking Auth. Rev., Arpt.,
F.S.A.	Aaa	5.625	9/01/19	2,500	2,648,575
Philadelphia Wtr. & Wste. Wtr. Rev.,
Ser. A, F.S.A.	Aaa	5.25	7/01/19	2,000	2,180,500
Philadelphia, G.O., F.G.I.C.	Aaa	5.125	5/15/14	1,800	1,878,354
Pittsburgh Urban Redev. Auth., Mtge.
Rev., F.H.A. Mtgs., G.N.M.A./F.N.M.A.,
Ser. A, A.M.T.	Aa1	6.25	10/01/28	820	821,320
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev.,
Ser. A, F.G.I.C.	Aaa	6.50	9/01/13	4,000	4,538,560
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.,
Ser. I, F.G.I.C.	Aaa	5.00	7/01/25	2,000	2,118,080
Puerto Rico Comnwlth., Pub. Impvt.,
R.I.T.E.S., PA 625, A.M.B.A.C., G.O.,(f)	NR	9.80(g)	7/01/10	2,015	2,499,728

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	11

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

R.I.T.E.S., PA 642A, M.B.I.A., G.O.,(f)	NR	7.323(g)%	7/01/10	$1,500	$1,733,310
Rfdg., M.B.I.A., G.O.	Aaa	7.00	7/01/10	720	806,602
Ser. A	Baa3	5.25	7/01/30	500	530,320
Schuylkill Cnty. Ind. Dev. Auth. Rev.,
Pine Grove Landfill, Inc., A.M.T. (Mandatory Put Date 4/01/09)	BBB(c)	5.10	10/01/19	1,000	1,017,860
Springfield Sch. Dist., Delaware Cnty.,
G.O., F.S.A.(b) (Prerefunded Date 3/15/12)	Aaa	5.50	3/15/17	2,450	2,675,400
Union Cnty. Higher Ed. Facs. Fin. Auth.
Univ. Rev., Bucknell Univ., Ser. A	Aa2	5.25	4/01/20	1,080	1,165,201
Unity Twnshp. Mun. Auth., Gtd. Swr.
Rev., A.M.B.A.C., C.A.B.S., E.T.M.(b)	Aaa	Zero	11/01/12	1,035	820,941
Virgin Islands Pub. Fin. Auth. Rev.,
Gross Rcpts. Taxes Ln. Nts., F.S.A.	Aaa	5.00	10/01/22	1,000	1,065,610
Washington Cnty. Hosp. Auth. Rev.,
Monongahela Valley Hosp.	A3	6.25	6/01/22	2,400	2,629,080
Westmoreland Cnty. Industrial Rev., Gtd.,
Valley Landfill Proj., A.M.T. (Mandatory Put Date 5/01/09)	BBB(c)	5.10	5/01/18	1,000	1,018,300
York County,
G.O., M.B.I.A.	Aaa	5.00	6/0 1/26	1,000	1,058,370
G.O., M.B.I.A.	Aaa	5.00	6/0 1/29	1,190	1,254,807

Total long-term investments (cost $107,728,212)					110,426,596

SHORT-TERM INVESTMENTS 2.0%

Municipal Bonds
Penn. St. G.O., Municipal Secs. Trust Ctfs., Ser. 2000-110, F.R.D.D.,(h)	A-1(c)	3.57	9/01/06	500	500,000
Pennsylvania St. Higher Edl. Facs. Auth. Rev., Carnegie Mellon Univ., F.R.D.D.(h)	A-1+(c)	3.60	9/01/06	815	815,000

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
Philadelphia Hosps. & Higher Ed., Facs. Auth. Hosp. Rev., F.R.D.D.(h)	VMIG1	3.58%	9/01/06	$1,000	$1,000,000

Total short-term investments (cost $2,315,000)					2,315,000

Total Investments 99.0% (cost $110,043,212; Note 5)					112,741,596
Other assets in excess of liabilities (i) 1.0%					1,151,270

Net Assets 100%					$113,892,866

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A. —Federal Housing Administration.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate (Daily) Demand Note(h).

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(b)	Escrowed to Maturity and Prerefunded securities are secured by escrowed cash and/or U.S. government obligations.
(c)	Standard & Poor’s Rating.
(d)	Issuer in default on interest payments. Non-income producing security.
(e)	Partial principal amount pledged as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid.
(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate in effect at August 31, 2006.
(h)	For purposes of amortized cost valuation, the maturity dates of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(i)	Other assets in excess of liabilities include net unrealized depreciation on open financial futures contracts as follows:

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	13

Portfolio of Investments

as of August 31, 2006 Cont’d.

Open	futures contracts as of August 31, 2006:

Number of Contracts	Type	Expiration Date	Value at August 31, 2006	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
	Long Position:
23	U.S. Treasury 30 Yr. Bond	Dec. 2006	$2,554,437	$2,552,862	$1,575

	Short Positions:
44	U.S. Treasury 5 Yr. Notes	Dec. 2006	4,624,812	4,617,901	(6,911)
13	U.S. Treasury 2 Yr. Notes	Dec. 2006	2,656,469	2,652,789	(3,680)

					(10,591)

					$(9,016)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2006 were as follows:

General Obligation	32.1%
Water & Sewer	14.8
Education	14.7
Transportation	11.9
Healthcare	8.5
Pooled Financing	6.5
Corporate Backed IDB & PCR	4.6
Short-Term Investments	2.0
Solid Waste/Resource Recovery	1.4
Other	0.9
Special Tax/Assessment District	0.9
Housing	0.7

Total Investments	99.0
Other assets in excess of liabilities	1.0

Total	100.0%

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2006	ANNUAL REPORT

Dryden Municipal Series Fund

Pennsylvania Series

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Investments, at value (cost $110,043,212)	$112,741,596
Cash	20,444
Interest receivable	1,626,935
Prepaid expenses and other assets	638

Total assets	114,389,613

Liabilities
Accrued expenses	246,349
Payable for Series shares reacquired	105,811
Management fee payable	48,305
Dividends payable	37,588
Distribution fee payable	28,272
Transfer agent fee payable	21,708
Deferred trustees’ fees	7,727
Due to broker—variation margin	987

Total liabilities	496,747

Net Assets	$113,892,866

Net assets were comprised of:
Shares of beneficial interest, at par	$113,610
Paid-in capital in excess of par	110,558,543

110,672,153
Undistributed net investment income	109,061
Accumulated net realized gain on investment transactions	422,284
Net unrealized appreciation on investments	2,689,368

Net assets, August 31, 2006	$113,892,866

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($95,598,111 ÷ 9,535,536 shares of beneficial interest issued and outstanding)	$10.03
Maximum sales charge (4% of offering price)	0.42

Maximum offering price to public	$10.45

Class B
Net asset value, offering price and redemption price per share ($17,257,661 ÷ 1,721,984 shares of beneficial interest issued and outstanding)	$10.02

Class C
Net asset value, offering price and redemption price per share ($1,037,094 ÷ 103,490 shares of beneficial interest issued and outstanding)	$10.02

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	17

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$5,694,298

Expenses
Management fee	608,593
Distribution fee—Class A	251,051
Distribution fee—Class B	100,213
Distribution fee—Class C	9,415
Transfer agent’s fees and expenses (including affiliated expense of $57,500) (Note 3)	82,000
Custodian’s fees and expenses	73,000
Reports to shareholders	128,000
Registration fees	40,000
Legal fees and expenses	63,000
Audit fee	30,000
Trustees’ fees	15,000
Miscellaneous	18,281

Total expenses	1,418,553
Less: Custodian fee credit (Note 1)	(1,258)

Net expenses	1,417,295

Net investment income	4,277,003

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	391,905
Financial futures transactions	133,074
Interest rate swap	(22,059)

502,920

Net change in unrealized appreciation (depreciation) on:
Investments	(2,906,361)
Financial futures contracts	99,527

(2,806,834)

Net loss on investments	(2,303,914)

Net Increase In Net Assets Resulting From Operations	$1,973,089

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,277,003	$4,886,125
Net realized gain on investments	502,920	6,600
Net change in unrealized appreciation (depreciation) on investments	(2,806,834)	697,557

Net increase in net assets resulting from operations	1,973,089	5,590,282

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(3,532,230)	(3,935,694)
Class B	(655,925)	(950,827)
Class C	(37,949)	(47,127)

	(4,226,104)	(4,933,648)

Distributions from net realized gains
Class A	(450,351)	(348,163)
Class B	(94,450)	(96,332)
Class C	(5,769)	(4,920)

	(550,570)	(449,415)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,608,825	4,208,018
Net asset value of shares issued in reinvestment of dividends and distributions	3,005,986	3,191,558
Cost of shares reacquired	(21,985,570)	(19,808,554)

Decrease in net assets from Series share transactions	(17,370,759)	(12,408,978)

Total decrease	(20,174,344)	(12,201,759)

Net Assets
Beginning of year	134,067,210	146,268,969

End of year(a)	$113,892,866	$134,067,210

(a) Includes undistributed net investment income of:	$109,061	$109,061

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of four series. These financial statements relate only to Pennsylvania Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each Series are invested in separate, independently managed portfolios. The Series commenced investment operations on April 3, 1987. The Series’ investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. This means the Series invests at least 80% of the Series’ investments in Pennsylvania state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuer (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is tax exempt from those taxes. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or

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board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

Dryden Municipal Series Fund/Pennsylvania Series	21

Notes to Financial Statements

Cont’d

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Future contracts involve elements of both market and credit risk in excess of the amount reflected on the Statement of Assets and Liabilities.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an Investor’ may pay a fixed rate and receive a floating etc. Net interest payments/receipts are included in the interest income in the Statement of Operations, Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial Statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with

Dryden Municipal Series Fund/Pennsylvania Series	23

Notes to Financial Statements

Cont’d

Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets up to and including $1 billion and .45 of 1% of such average daily net assets in excess of $1 billion of the Series. The effective management fee was .50 of 1% for the year ended August 31, 2006.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensated PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS has advised the Series that it received approximately $19,700 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2006, they received approximately $71,900 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Series pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. The Series incurred approximately $9,600 in total networking fees for the year ended August 31, 2006. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2006, were $11,572,429 and $29,633,853 respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investment transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended August 31, 2006, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $50,899 due to the difference in treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

Dryden Municipal Series Fund/Pennsylvania Series	25

Notes to Financial Statements

Cont’d

For the years ended August 31, 2006 and August 31, 2005, the tax character of distributions, as reflected in the Statement of Changes in Net Assets, were as follows:

Year	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2006	$4,226,104	$0	$550,570	$4,776,674
2005	$4,880,612	$51,866	$450,585	$5,383,063

As of August 31, 2006, the accumulated undistributed earnings on a tax basis were $154,374 of tax-exempt income (including a timing difference of $37,588 for dividends payable), $19,605 of taxable ordinary income and $341,284 of long-term capital gain.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$109,990,832	$4,587,674	$1,836,910	$2,750,764

The difference between book basis and tax basis is attributable to the difference in the treatment of accreting market discount for book and tax purposes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any in the financial statements has not yet been determined.

Note 6. Capital

The Series offers Class A, Class B, and Class C. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares

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within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2006:
Shares sold	77,896	$781,959
Shares issued in reinvestment of dividends and distributions	250,865	2,509,865
Shares reacquired	(1,578,470)	(15,791,773)

Net increase (decrease) in shares outstanding before conversion	(1,249,709)	(12,499,949)
Shares issued upon conversion from Class B	317,147	3,188,865

Net increase (decrease) in shares outstanding	(932,562)	$(9,311,084)

Year ended August 31, 2005:
Shares sold	277,249	$2,829,005
Shares issued in reinvestment of dividends and distributions	250,019	2,554,440
Shares reacquired	(1,535,697)	(15,687,243)

Net increase (decrease) in shares outstanding before conversion	(1,008,429)	(10,303,798)
Shares issued upon conversion from Class B	404,130	4,127,863

Net increase (decrease) in shares outstanding	(604,299)	$(6,175,935)

Class B
Year ended August 31, 2006:
Shares sold	75,923	$760,193
Shares issued in reinvestment of dividends and distributions	46,070	460,895
Shares reacquired	(562,320)	(5,641,338)

Net increase (decrease) in shares outstanding before conversion	(440,327)	(4,420,250)
Shares reacquired upon conversion into Class A	(317,317)	(3,188,865)

Net increase (decrease) in shares outstanding	(757,644)	$(7,609,115)

Year ended August 31, 2005:
Shares sold	116,507	$1,190,935
Shares issued in reinvestment of dividends and distributions	58,189	594,445
Shares reacquired	(380,811)	(3,882,792)

Net increase (decrease) in shares outstanding before conversion	(206,115)	(2,097,412)
Shares reacquired upon conversion into Class A	(404,223)	(4,127,863)

Net increase (decrease) in shares outstanding	(610,338)	$(6,225,275)

Dryden Municipal Series Fund/Pennsylvania Series	27

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended August 31, 2006:
Shares sold	6,700	$66,673
Shares issued in reinvestment of dividends and distributions	3,520	35,226
Shares reacquired	(55,372)	(552,459)

Net increase (decrease) in shares outstanding	(45,152)	$(450,560)

Year ended August 31, 2005:
Shares sold	18,416	$188,078
Shares issued in reinvestment of dividends and distributions	4,178	42,673
Shares reacquired	(23,378)	(238,519)

Net increase (decrease) in shares outstanding	(784)	$(7,768)

Note 7. Subsequent Event

On October 13, 2006, the shareholders of the Pennsylvania Series approved an agreement and Plan of Reorganization which provides for the transfer of the net assets of each class of shares of the Pennsylvania Series into the respective class of shares of the Dryden National Municipal Fund. The reorganization expenses attributable to the Pennsylvania Series are reflected in the statement of operations. Accordingly, all applicable contingent deferred sales charges will be waived for all sales of shares of the Series that takes place during the period from October 16, 2006 to December 15, 2006. In addition, the Series will be closed to all new purchases of shares (other than share purchases from the reinvestment of dividends and distributions) beginning on October 30, 2006.

Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any in the financial statements has not yet been determined.

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Financial Highlights

AUGUST 31, 2006	ANNUAL REPORT

Dryden Municipal Series Fund

Pennsylvania Series

Financial Highlights

Class A
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.24

Income (loss) from investment operations:
Net investment income	.36
Net realized and unrealized gain (loss) on investments	(.18)

Total from investment operations	.18

Less Distributions:
Dividends from net investment income	(.35)
Distributions from net realized gains	(.04)

Total distributions	(0.39)

Net asset value, end of year	$10.03

Total Return(a):	1.91%
Ratios/Supplemental Data:
Net assets, end of year (000)	$95,598
Average net assets (000)	$100,421
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.12%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income	3.56%
For class A, B, and C shares:
Portfolio turnover rate	10%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2005	2004	2003	2002

$10.22	$10.36	$10.54	$10.52

.37	.37	.43	.49
.05	.26	(.16)	.02

.42	.63	.27	.51

(.37)	(.38)	(.43)	(.49)
(.03)	(.39)	(.02)	—

(0.40)	(0.77)	(0.45)	(.49)

$10.24	$10.22	$10.36	$10.54

4.18%	6.23%	2.57%	5.03%

$107,169	$113,170	$121,771	$126,410
$109,473	$118,384	$125,733	$123,971

1.01%	.99%	.97%	.96%
.76%	.74%	.72%	.71%
3.56%	3.57%	4.08%	4.73%

14%	32%	45%	31%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.23

Income (loss) from investment operations:
Net investment income	.33
Net realized and unrealized gain (loss) on investments	(.17)

Total from investment operations	.16

Less Distributions:
Dividends from net investment income	(.33)
Distributions from net realized gains	(.04)

Total distributions	(0.37)

Net asset value, end of year	$10.02

Total Return(a):	1.66%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,258
Average net assets (000)	$20,043
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.37%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income	3.31%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2005	2004	2003	2002

$10.22	$10.35	$10.53	$10.52

.34	.34	.40	.46
.04	.27	(.16)	.01

.38	.61	.24	.47

(.34)	(.35)	(.40)	(.46)
(.03)	(.39)	(.02)	—

(0.37)	(0.74)	(0.42)	(.46)

$10.23	$10.22	$10.35	$10.53

3.82%	6.07%	2.32%	4.68%

$25,377	$31,572	$36,607	$40,653
$28,402	$34,324	$39,012	$39,674

1.26%	1.24%	1.22%	1.21%
.76%	.74%	.72%	.71%
3.31%	3.32%	3.84%	4.49%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.23

Income (loss) from investment operations:
Net investment income	.31
Net realized and unrealized gain (loss) on investments	(.18)

Total from investment operations	.13

Less Distributions:
Dividends from net investment income	(.30)
Distributions from net realized gains	(.04)

Total distributions	(0.34)

Net asset value, end of year	$10.02

Total Return(a):	1.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,037
Average net assets (000)	$1,255
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.62%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income	3.06%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2005	2004	2003	2002

$10.22	$10.35	$10.54	$10.52

.32	.31	.38	.44
.04	.28	(.17)	.02

.36	.59	.21	.46

(.32)	(.33)	(.38)	(.44)
(.03)	(.39)	(.02)	—

(0.35)	(0.72)	(0.40)	(.44)

$10.23	$10.22	$10.35	$10.54

3.56%	5.81%	2.06%	4.42%

$1,521	$1,527	$1,105	$963
$1,524	$1,248	$1,119	$885

1.51%	1.49%	1.47%	1.46%
.76%	.74%	.72%	.71%
3.06%	3.06%	3.58%	4.23%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	35

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—Pennsylvania Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—Pennsylvania Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2006) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2006, dividends paid from net investment income of $.351 per Class A share, $.326 per Class B share and $.300 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid a long-term capital gain distribution of $.044 for Class A, B and C shares.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV and/or 1099 INT, if applicable as to the federal tax status of the distributions received by you in calendar 2006 and/or 1099 INT, if applicable.

Dryden Municipal Series Fund/Pennsylvania Series	37

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden Municipal Series Fund/Pennsylvania Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

38	Visit our website at www.jennisondryden.com

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Municipal Series Fund/Pennsylvania Series	39

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, anti-money laundering group.

40	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Series Fund/Pennsylvania Series	41

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the Pennsylvania Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest—cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/Pennsylvania Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Pennsylvania Series

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the fourth quartile over a one-year period, performance that was in the third quartile over three-year and five-year periods, and performance that was in the fourth quartile over a 10 year period in relation to the group of comparable funds in a Peer Universe.

Visit our website at www.jennisondryden.com

The Board noted that at the June 7-8 meetings, it had approved submitting to shareholders an agreement and plan of reorganization whereby the assets and liabilities of Pennsylvania Series would be assumed by Dryden National Municipals Fund, Inc. In light of this, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements on an interim basis.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s contractual management and actual management fee of 0.500% ranked in the second and third quartiles, respectively, in its Peer Group. The Board noted that the Fund’s actual management fee ranked three basis points higher than the median management fee of all mutual funds included in the Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the current level of net assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Dryden Municipal Series Fund/Pennsylvania Series

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years
Class A	-2.16%	3.13%	4.54%
Class B	-3.24	3.53	4.66
Class C	0.41	3.44	4.40

Average Annual Total Returns (Without Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years
Class A	1.91%	3.97%	4.97%
Class B	1.66	3.70	4.66
Class C	1.39	3.44	4.40

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Pennsylvania Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1996) and the account values at the end of the current fiscal year (August 31, 2006), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden Municipal Series Fund/Pennsylvania Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/Pennsylvania Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/Pennsylvania Series
Share Class	A	B	C
NASDAQ	PMPAX	PBPAX	PPNCX
CUSIP	262468762	262468754	262468747

MF132E    IFS-A125115     Ed. 10/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2006 and August 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $115,600 and $92,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $56,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Municipal Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 27, 2006

*	Print the name and title of each signing officer under his or her signature.